N-14 8C as filed with the Securities and Exchange Commission on September 22, 2006

                                            Securities Act File No. 333-[______]
                                        Investment Company Act File No. 811-5207


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                          REGISTRATION STATEMENT UNDER
                                 THE SECURITIES
                                   ACT OF 1933
                                  Pre-Effective
                                  Amendment No.
                     [__] Post-Effective Amendment No.
                     [__] (Check appropriate box or boxes)


                              ACM Income Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                 (800) 221-5672
                        (Area Code and Telephone Number)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)


                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and Address of Agent for Service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005


                  Approximate Date Of Proposed Public Offering:
             As soon as practicable after the Registration Statement
               becomes effective under the Securities Act of 1933.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:


                                     Proposed      Proposed
Title of                             Maximum       Maximum
Securities          Amount           Offering      Aggregate         Amount of
Being               Being            Price         Offering        Registration
Registered        Registered(1)     per Unit(1)     Price(1)           Fee(2)

Common Stock
($0.01 par value) 13,458,088        $7.99         $107,530,123       $11,506



1. Estimated solely for the purpose of calculating the filing fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended.

2.   Paid  by  wire  to  the  SEC's  account  at  Mellon  Bank  in   Pittsburgh,
     Pennsylvania in payment of the required registration fee due in connection with this registration statement.





The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.



                              ACM INCOME FUND, INC.

                  CONTENTS OF FORM N-14 REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

     o    Cover Sheet

     o    Contents of Registration Statement

     o    Form N-14 Cross Reference Sheet

     o    Letter to Stockholders

     o    Notice of Special Meetings of Stockholders

     o    Part A - Proxy Statement/Prospectus

     o    Part B - Statement of Additional Information

     o    Part C - Other Information

     o    Signatures

     o    Exhibits


                              CROSS REFERENCE SHEET


ITEM NO.                                         PROXY/PROSPECTUS
--------                                         ----------------

Part A

1.   Beginning of Registration Statement        Cover Page/Questions & Answers
     and Outside Front Cover Page of
     Prospectus

2.   Beginning of Outside Back Cover            Questions & Answers
     Page of Prospectus

3.   Fee Table, Synopsis Information and        Summary, Appendix A
     Risk Factors

4.   Information about the Transaction          Letter to Stockholders,
                                                Questions and Answers,
                                                Summary, Information About
                                                the Proposed Transaction

5.   Information about the Registrant           Letter to Stockholders,
                                                Questions and Answers,
                                                Summary, Information About
                                                the Funds

6.   Information about the Company Being        Letter to Stockholders,
     Acquired                                   Questions and Answers, Summary,
                                                Information About the Funds

7.   Voting Information                         Voting Information

8.   Interest of Certain Persons and            Experts
     Experts

9.   Additional Information Required for        Not Applicable
     Reoffering by Persons Deemed to be
     Underwriters

Part B

10.  Cover Page                                 Cover Page

11.  Table of Contents                          Table of Contents

12.  Additional Information About the           SAI
     Registrant

13.  Additional Information about the           SAI
     Company being Acquired

14.  Financial Statements                       Incorporated by Reference into
                                                the SAI

15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement

                                     [LOGO]

                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
                           1345 Avenue of the Americas
                            New York, New York 10105

Dear Stockholders:


     The Board of Directors (the "Directors") of ACM Government Opportunity Fund ("ACM Government Opportunity") is pleased to invite you to a Special Meeting of Stockholders of ACM Government Opportunity (the "Meeting") to be held on Tuesday, December 12, 2006. At this Meeting, we are asking you to approve the acquisition of the assets and the assumption of the liabilities of ACM Government Opportunity by ACM Income Fund, Inc. ("ACM Income") and the dissolution of ACM Government Opportunity. (ACM Government Opportunity and ACM Income are each a "Fund" and collectively, the "Funds".) The proposed acquisition is described in more detail in the attached Prospectus/Proxy Statement.

     ACM Income is much larger, and somewhat more diversified than ACM Government Opportunity. We anticipate that the proposed acquisition will result in benefits to the stockholders of ACM Government Opportunity as more fully discussed in the Prospectus/Proxy Statement.

     The Directors of ACM Government Opportunity have given careful consideration to the proposed acquisition and have concluded that the acquisition is in the best interests of ACM Government Opportunity and its stockholders. The Directors of ACM Government Opportunity recommend that you vote "for" the proposed acquisition of ACM Government Opportunity by ACM Income.

     If the acquisition of ACM Government Opportunity by ACM Income is approved, each ACM Government Opportunity stockholder will receive shares of ACM Income having an aggregate net asset value ("NAV") equal to the aggregate NAV of the stockholder's shares in ACM Government Opportunity. ACM Government Opportunity would then cease operations. You will not be assessed any sales charges or other fees in connection with the proposed acquisition.

     We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your votes. The Altman Group, Inc. (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.


Sincerely,


Marc O. Mayer
President
October [____], 2006

                                     [LOGO]


                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
                           1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672


                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                         SCHEDULED FOR DECEMBER 12, 2006


To the stockholders of ACM Government Opportunity Fund, Inc. ("ACM Government Opportunity"), a Maryland corporation:

     Notice is hereby given that a Special Meeting of the Stockholders of ACM Government Opportunity (the "Meeting") will be held at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 on Tuesday, December 12, 2006, at 11:30 a.m., Eastern Time, to consider and vote on the following Proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated October [____], 2006:

     1. To approve an Agreement and Plan of Acquisition and Liquidation (the "Plan") among ACM Government Opportunity, ACM Income Fund, Inc. ("ACM Income"), a Maryland corporation, and AllianceBernstein L.P., providing for the acquisition by ACM Income of all of the assets and assumption of all of the liabilities of ACM Government Opportunity in exchange for shares of ACM Income. A vote in favor of this Proposal by the stockholders of ACM Government Opportunity also will constitute a vote in favor of the dissolution of ACM Government Opportunity and termination of its registration under the Investment Company Act of 1940, as amended.

     2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

     Any stockholder of record at the close of business on October 13, 2006 is entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. Proxies are being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone at [___________] as described on the enclosed Proxy Card.

                                             By Order of the Board of Directors,


                                             Marc O. Mayer
                                             President


New York, New York
October [  ], 2006

                             YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may by telephone authorize a proxy to cast your votes. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your Proxy Card promptly.


AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

                           PROSPECTUS/PROXY STATEMENT

         Acquisition of the Assets and Assumption of the Liabilities of

                      ACM GOVERNMENT OPPORTUNITY FUND, INC.

                       By, and in Exchange for Shares of,

                              ACM INCOME FUND, INC.


                             October [_______], 2006


                                TABLE OF CONTENTS

Questions and Answers.........................................................

Proposal - Approval of an Agreement and Plan of Acquisition and Liquidation
              among ACM Income, ACM Government Opportunity and the Adviser....

Summary       ................................................................
       Comparison of Investment Advisory Fees.................................
       Comparison of Total Expenses...........................................
       Comparison of Investment Objectives and Policies.......................
       Principal Risks........................................................
       Federal Income Tax Consequences........................................
       Comparison of Stockholder Services.....................................
       Comparison of Business Structures......................................
Information about the Proposed Transaction....................................
       Introduction...........................................................
       Description of the Plan................................................
       Reasons for the Acquisition............................................
       Description of Securities to be Issued.................................
       Dividend and Other Distributions.......................................
       Surrender and Exchange of ACM Government
           Opportunity Stock Certificates.....................................
       Federal Income Tax Consequences........................................
       Capitalization Information.............................................
Information about the Funds...................................................
       Management of the Funds................................................
       Advisory Agreement and Fees............................................
       Administrator..........................................................
       Other Service Providers................................................
Voting Information............................................................
Legal Matters
Experts
Financial Highlights..........................................................
Appendix A - Fee Table........................................................
Appendix B - Comparison of Investment Objectives and Policies.................
Appendix C - Description of Principal Risks of the Funds......................
Appendix D - Other Information................................................
Appendix E - Form of Agreement and Plan of Acquisition and Liquidation among
             ACM Income Fund, Inc., ACM Government Opportunity Fund, Inc. and
             AllianceBernstein L.P............................................
Appendix F - Capitalization...................................................
Appendix G - Trading History and Share Price Data.............................
Appendix H - Legal Proceedings................................................
Appendix I - Share Ownership Information......................................
Appendix J - Financial Highlights.............................................


                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1.   What is this document and why did we send it to you?

     This is a combined Prospectus/Proxy Statement that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of ACM Government Opportunity Fund, Inc. ("ACM Government Opportunity") by ACM Income Fund, Inc. ("ACM Income") and the subsequent dissolution of ACM Government Opportunity (ACM Government Opportunity and ACM Income are each a "Fund" and collectively, the "Funds"). This document also solicits your vote on the Acquisition by requesting that you approve the Agreement and Plan of Acquisition and Liquidation dated as of [___________], 2006, among ACM Government Opportunity, ACM Income and AllianceBernstein L.P. (the "Adviser") (the "Plan").

     On September 13, 2006, the Directors approved and declared advisable the Acquisition of ACM Government Opportunity by ACM Income and the subsequent dissolution of ACM Government Opportunity and directed that the Acquisition and dissolution be submitted to stockholders of ACM Government Opportunity for approval at a Special Meeting of Stockholders to be held on December 12, 2006, 11:30 a.m., Eastern Time (the "Meeting"). You are receiving this Prospectus/Proxy Statement because you own shares of ACM Government Opportunity. Each stockholder of record of ACM Government Opportunity as of the close of business on the record date has the right under applicable legal and regulatory requirements to vote on the Acquisition and dissolution. The Acquisition will not occur unless it is approved by ACM Government Opportunity stockholders. This Prospectus/Proxy Statement contains the information you should know before voting on the proposed Acquisition of ACM Government Opportunity by ACM Income.

     You may contact a Fund at 1-800-221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2.   Who is eligible to vote on the Acquisition?

     Stockholders of record at the close of business on October 13, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares of ACM Government Opportunity on the Record Date, you have the right to vote even if you later sold your shares.

     Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3.   How will the Acquisition work?

     The Plan provides for (i) the transfer of all of the assets of ACM Government Opportunity to ACM Income, (ii) the assumption by ACM Income of all of the liabilities of ACM Government Opportunity and the subsequent redemption of shares of ACM Government Opportunity, (iii) the liquidating distribution to ACM Government Opportunity stockholders of shares of ACM Income equal in aggregate net asset value ("NAV") to the NAV of their former ACM Government Opportunity shares, and (iv) the dissolution of ACM Government Opportunity.

     As a result of the Acquisition, stockholders of ACM Government Opportunity will no longer hold shares of ACM Government Opportunity, and instead, will become stockholders of ACM Income having the same aggregate NAV as the shares of ACM Government Opportunity that they held immediately before the Acquisition. Please note that ACM Government Opportunity stockholders who do not participate in ACM Government Opportunity's Dividend Reinvestment Plan will receive cash in lieu of fractional shares. You will not be assessed any sales charges or other fees in connection with the proposed Acquisition. The Acquisition will not occur unless it is approved by the stockholders of ACM Government Opportunity.

4.   Why is the Acquisition being proposed?

     Based on the Adviser's recommendation, the Board of Directors of ACM Government Opportunity (the "Board") concluded that ACM Government Opportunity's participation in the proposed Acquisition is in the best interests of ACM Government Opportunity and its stockholders. The Board also concluded that the proposed Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Board considered, among other things, the Funds' investment objectives and investment policies, the expense benefits for ACM Government Opportunity stockholders expected to result from the Acquisition, the investment performance and trading history of the Funds, the costs of the Acquisition, and the tax-free nature of the Acquisition.

5.   When will the Acquisition Take Place?

     If the stockholders of ACM Government Opportunity approve the Acquisition, then the Acquisition is expected to occur in the first quarter of 2007.

6.   Where May I Find Additional Information Regarding the Funds?

     Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated October [_____], 2006 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement. The SAI and each Fund's Annual Report to Stockholders, which contain audited financial statements for the Fund's respective fiscal year, are incorporated by reference into this Prospectus/Proxy Statement. In addition, the Semi-Annual Report for ACM Income and ACM Government Opportunity for the six months ended June 30, 2006 and January 31, 2006, respectively, are also incorporated by reference into this Prospectus/Proxy Statement. To request a copy of any of these documents, please call AllianceBernstein Investments, Inc. at (800) 227-4618.

     All of this information is filed with the SEC. You may view or obtain these documents from the SEC:

In person:          at the SEC's Public Reference Room in Washington, D.C.

By phone:           1-202-551-8090 (for information on the operations of the
                    Public Reference Room only)

By mail: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet:    www.sec.gov

     The shares of the Funds are listed and publicly traded on the New York Stock Exchange ("NYSE") under the following symbols: ACM Government Opportunity
- "AOF" and ACM Income - "ACG". Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE. Additional copies of the stockholder reports, as well as the Prospectus/Proxy Statement and SAI, are available upon request without charge by writing to or calling the address and telephone number listed below.

By Mail:            AllianceBernstein Investor Services, Inc.
                    P.O. Box 786003
                    San Antonio, TX 78278-6003

By Phone:           For Information: 1-800-221-5672
                    For Literature: 1-800-227-4618


Other Important Things to Note:

     o    You may lose money by investing in the Fund.

     o    The SEC has not approved or  disapproved  these  securities  or passed
          upon   the   adequacy   of  this   Prospectus/Proxy   Statement.   Any
          representation to the contrary is a criminal offense.

                                    PROPOSAL
     APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION AMONG
             ACM INCOME, ACM GOVERNMENT OPPORTUNITY AND THE ADVISER

     On September 13, 2006, the Board of Directors of ACM Government Opportunity declared advisable and voted to approve the Plan and the Acquisition, subject to the approval of the stockholders of ACM Government Opportunity. The Plan provides for: (i) the transfer of all of the assets of ACM Government
Opportunity to ACM Income, (ii) the assumption by ACM Income of all of the liabilities of ACM Government Opportunity, (iii) the liquidating distribution to ACM Government Opportunity stockholders of shares of ACM Income equal in aggregate NAV to the NAV of their former ACM Government Opportunity shares, and
(iv) the dissolution of ACM Government Opportunity.

     Each holder of ACM Government Opportunity shares will receive the number of full shares of ACM Income, plus fractional shares for stockholders that participate in a Dividend Reinvestment and Cash Purchase Plan ("DRIP") and cash in lieu of any fractional shares for non-DRIP participating stockholders, having an aggregate NAV that is equal to the aggregate NAV of the stockholder's shares of ACM Government Opportunity. Stockholders of ACM Government Opportunity will recognize no gain or loss, except with respect to any cash received in lieu of fractional ACM Income shares by non-DRIP participating stockholders. If approved by stockholders of ACM Government Opportunity, the Acquisition is expected to occur in the first quarter of 2007.

     An exchange of ACM Government Opportunity shares for ACM Income shares at NAV may result in ACM Government Opportunity stockholders' receiving ACM Income shares with an aggregate market value on the date of exchange that is higher or lower than the market value of their shares immediately prior to the exchange. The reason for this difference is that the market price for shares of the Funds in relation to their NAVs may be different, i.e., a Fund's shares may trade at different discounts or premiums to its NAV.

     The stockholders of ACM Government Opportunity must approve the Acquisition for it to occur. Approval of the Acquisition requires the affirmative vote of the holders of a majority of the votes entitled to be cast. The Acquisition does not require approval of the stockholders of ACM Income.

     A quorum for the transaction of business by stockholders of ACM Government Opportunity at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote at the Meeting.

     The Board of Directors of ACM Government Opportunity concluded that ACM Government Opportunity's participation in the proposed Acquisition is in the best interests of ACM Government Opportunity and its stockholders. The Board also concluded that the proposed Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Board considered, among other things, the Funds' investment objectives and investment policies, the expense benefits for ACM Government Opportunity stockholders expected to result from the Acquisition, the cost thereof, and the tax-free nature of the Acquisition. For a more complete discussion of the factors considered by the Board in approving the Acquisition, see "Reasons for the Acquisition" in Information About the Proposed Transaction.

                                     SUMMARY

     The following summary highlights differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. Note that certain information is presented as of March 31, 2006. At the September 13, 2006, Special Board Meeting referred to below, the Adviser represented to the Board that, if the information was updated, it would not differ in any material respect.

Comparison of Investment Advisory Fees

     The current management fees of the Funds are shown in the table below. As indicated in the table, we expect that ACM Income on a pro forma basis would have a lower management fee after the Acquisition than the current management fee of ACM Government Opportunity.

                                              Management Fee
         -------------------------------     ----------------
           ACM Government Opportunity              .75%
           ACM Income                              .65%
           ACM Income (pro forma)                  .65%

     ACM Income's management fee is a combination of a base fee of .30% on the first $250 million of net assets and .25% on net assets in excess of $250 million thereafter, plus 4.75% of daily gross income, subject to the limitation that the total management fee will not exceed .95%. The management fee for ACM Income shown above is based on the current and, after the Acquisition, pro forma income of ACM Income but the fee has varied significantly in the past and can be expected to vary in the future based on ACM Income's gross income, which may be affected by, among other things, interest rate levels and the amount of leverage employed.

Comparison of Total Expense Ratios

     The Acquisition would, as indicated in the table below, provide a sizeable reduction in operating expenses for ACM Government Opportunity. With its significantly smaller asset size, ACM Government Opportunity has a total expense ratio before interest expense well above 1%, which is predominantly due to higher "Other Operating Expenses". ACM Government Opportunity has "Other Operating Expenses" of .50% (after the waiver of .10% of administration fees), while ACM Income has "Other Operating Expenses" of .11%.

     Total expenses before interest expense for the period of the fiscal year commencing August 1, 2005 through March 31, 2006, for ACM Government Opportunity and the period of the fiscal year commencing January 1, 2006 through March 31, 2006, annualized, for ACM Income were:

                                              Expense Ratio
         ------------------------------      ---------------
           ACM Government Opportunity             1.25%*
           ACM Income                             0.76%
           ACM Income (pro forma)                 0.76%

----------
* Before waiver, the expenses were 1.35%. (See Appendix A for further information regarding Fund expenses.)


     The Acquisition would, as indicated, provide a sizeable reduction in operating expenses for ACM Government Opportunity. Even were ACM Income to earn the maximum income component of its fee and, therefore, its maximum management fee of .95%, the total expense ratio of ACM Income on a pro forma basis would be 1.06%. This level of operating expenses would still remain significantly below ACM Government Opportunity's current operating expenses and the Adviser believes that ACM Government Opportunity's stockholders would benefit from the Acquisition even under a maximum management fee scenario.

Comparison of Investment Objectives and Policies

     ACM Income is a fund of significantly larger size and scale that employs investment strategies similar to ACM Government Opportunity although ACM Income has greater investment flexibility than ACM Government Opportunity. Both Funds primarily invest in U.S. Government securities. The following table shows the Funds' investment objectives and certain principal investment strategies.

                             Investment Objective                 Principal Investment Strategies
--------------------------   ----------------------------------   ----------------------------------------
ACM Income                   ACM Income's investment objective    ACM  Income  invests at least 65% of its
                             is high current income consistent    total  assets in  obligations  issued or
                             with preservation of capital.        guaranteed by the U.S.  Government,  its
                                                                  agencies  or  instrumentalities   ("U.S.
                                                                  Government  securities")  and repurchase
                                                                  agreements pertaining to U.S. Government
                                                                  securities.  ACM Income may invest up to
                                                                  35% of its  total  assets  in  sovereign
                                                                  debt    securities,    corporate    debt
                                                                  securities    and   high    yield   debt
                                                                  securities.


ACM Government Opportunity   ACM   Government    Opportunity's    ACM  Government  Opportunity  invests at
                             primary  investment  objective is    least  65% of its  total  assets in U.S.
                             high  current  income  consistent    Government  securities.  ACM  Government
                             with prudent investment risk. The    Opportunity  may invest up to 35% of its
                             Fund's    secondary    investment    total   assets   in    sovereign    debt
                             objective is growth of capital.      securities.


     As the table above shows, the Funds have similar investment strategies of investing at least 65% of their assets in U.S. Government securities and the balance at least partially in sovereign debt securities. ACM Government Opportunity's stockholders should benefit from the somewhat broader strategy of ACM Income because ACM Income may invest up to 35% of its assets in sectors other than sovereign debt, such as corporate investment grade and high yield debt securities, while ACM Government Opportunity may invest its other assets only in sovereign debt securities. A more detailed comparison of the Funds' existing investment strategies and policies is provided in Appendix B. You can find additional information on the Funds in the SAI.

     ACM Income has historically had a higher rate of portfolio turnover than ACM Government Opportunity. For example, in fiscal 2005, ACM Income's portfolio turnover rate was 160% compared to 64% for ACM Government Opportunity. A higher rate of portfolio turnover increases transaction expenses, which are borne by the Fund and its stockholders. Higher portfolio turnover also may result in the realization of net short-term capital gains, which, when distributed are taxable to stockholders.

     In connection with the Acquisition, at the Board meeting held on September 13, 2006, the Board of Directors approved the elimination of ACM Government Opportunity's policy to invest at least 80% of its net assets in securities issued by any government. The Directors adopted a new policy to permit ACM Government Opportunity to invest up to 35% of its net assets in corporate debt securities (including collateralized mortgage obligations) and securities rated below BBB by S&P or Baa by Moody's or, if not rated, of comparable investment quality as determined by the Adviser. In addition to the adoption of that policy, the Directors also approved a change in the Fund's name from "ACM Government Opportunity Fund, Inc." to "ACM Opportunity Fund, Inc." The Board of Directors also granted the Adviser the authority to operate ACM Government Opportunity pursuant to the same investment policies and restrictions that govern ACM Income. Each of the foregoing changes is subject to ACM Government Opportunity stockholders approving the Acquisition.

     The intent of these changes is to allow the repositioning of ACM Government Opportunity's portfolio to align it with the broader investment strategies of ACM Income prior to the effective date of the Acquisition. The costs of this portfolio repositioning are expected to be approximately $112,500. Upon the recommendation of the Adviser, the Board of Directors determined that it would be appropriate for ACM Government Opportunity to pay the costs of the portfolio repositioning because ACM Government Opportunity's stockholders would derive the greatest benefits from the Acquisition.

Principal Risks

     Each Fund is subject to market risk, interest rate risk, credit risk, leverage risk, foreign risk, and currency risk. A description of each of these and other risks is provided in Appendix C. Because ACM Income has greater flexibility to invest in riskier securities (such as high yield corporate debt securities, in which ACM Government Opportunity does not currently invest) and uses leverage to a greater extent, ACM Income has greater risks than ACM Government Opportunity.

Federal Income Tax Consequences

     No gain or loss will be recognized by ACM Government Opportunity as a result of the Acquisition. No gain or loss will be recognized by the ACM Government Opportunity stockholders except with respect to cash received in lieu of fractional shares of ACM Income by non-DRIP stockholders, as a result of the Acquisition. The aggregate tax basis of the shares of ACM Income received by a stockholder of ACM Government Opportunity (including any fractional shares to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of ACM Government Opportunity. The holding period of the shares of ACM Income received by a stockholder of ACM Government Opportunity (including any fractional shares to which the stockholder may be entitled) will include the holding period of the shares of ACM Government
Opportunity held by the stockholder, provided that such shares are held as capital assets by the stockholder of ACM Government Opportunity at the time of the Acquisition. The holding period and tax basis of each asset of ACM Government Opportunity in the hands of ACM Income as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of ACM Government Opportunity prior to the Acquisition. Any gain or loss realized by a stockholder of ACM Government Opportunity upon receipt of cash in lieu of fractional shares of ACM Income by non-DRIP stockholders will be recognized by the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the ACM Government Opportunity shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This tax information is based on the advice of Seward & Kissel LLP, counsel to the Fund. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

     The per share amount of capital loss carryforwards of ACM Income before the Acquisition, as of March 31, 2006, was $1.44 per share and, after giving effect to the Acquisition as if it occurred on such date, the per share amount of capital loss carryforwards of ACM Income on a pro forma basis after the Acquisition would be $1.36 per share. The decrease in per share amount is due to the spreading of losses remaining available over the merged share base based on the estimated share conversion ratio. ACM Government Opportunity's stockholders would potentially benefit from the increased amount of loss carryforwards available to offset gains. As a practical matter, the availability of the loss carryforwards in ACM Income on a pro forma basis after the Acquisition is unlikely to be meaningful for stockholders because, depending on, among other things, market conditions, it is uncertain whether ACM Income on a pro forma basis after the Acquisition would be able to use the capital loss carryforwards. The portfolio managers structure a Fund's portfolio to achieve advantageous returns typically without regard to tax considerations. Appreciated securities are unlikely to be sold because their value is related to their higher income, which it is beneficial for a Fund to retain.

Comparison of Stockholder Services

     The stockholder services of each Fund are generally the same. The DRIP, which is available to the Funds' stockholders, provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The DRIP also allows stockholders to make optional cash investments in Fund shares through a plan agent. Assuming the Acquisition is approved, the DRIP stockholders of ACM Government Opportunity will automatically be enrolled in the DRIP for ACM Income. A more detailed discussion of the DRIP and other stockholder services and procedures is provided in Appendix D.

Comparison of Business Structures

     Each Fund is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. Generally, there are no significant differences between the Funds in terms of their respective corporate organizational structure. For more information on the comparison of the business structure of the Funds, see Appendix D.

                   INFORMATION ABOUT THE PROPOSED TRANSACTION

Introduction

     This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of ACM Government Opportunity by ACM Income and the subsequent liquidation and dissolution of ACM Government Opportunity. The Meeting will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 at 11:30 a.m., Eastern Time, on December 12, 2006. This Prospectus/Proxy Statement, the accompanying Notice of a Special Meeting of Stockholders and the enclosed Proxy Card are being mailed to stockholders of ACM Government Opportunity on or about October [_____], 2006.

Description of the Plan

     As provided in the Plan, ACM Income will acquire all the assets and assume all the liabilities of ACM Government Opportunity at the effective time of the Acquisition (the "Effective Time"). In return, ACM Income will issue, and ACM Government Opportunity will distribute to its stockholders, a number of full and fractional shares of ACM Income (and cash in lieu of fractional shares for non-DRIP stockholders), determined by dividing the net value of all the assets of ACM Government Opportunity by the NAV of one share of ACM Income. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that stockholders of ACM Government Opportunity will be credited with shares of ACM Income (or cash in lieu of fractional shares for non-DRIP stockholders) corresponding to the aggregate NAV of the ACM Government Opportunity's shares that the stockholder holds of record at the Effective Time.

     Following the distribution of shares of ACM Income in full liquidation of ACM Government Opportunity, ACM Government Opportunity will wind up its affairs, and liquidate and dissolve as soon as is reasonably practicable after the Acquisition. In the event the Acquisition does not receive the required stockholder approval, ACM Government Opportunity will continue its operations and its Directors will consider what future action, if any, is appropriate.

     The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $224,000 and will be borne by ACM Government Opportunity.

     The Acquisition is expected to occur in the first quarter of 2007. The Acquisition is conditioned upon approval of the Plan by ACM Government Opportunity stockholders and ACM Government Opportunity satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of ACM Government Opportunity's stockholders will be entitled to exercise objecting stockholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, stockholders will be bound by the terms of the Acquisition under the Plan. However, any stockholder of ACM Government Opportunity may sell shares of the Fund's common stock on the NYSE prior to the Acquisition. The shares of ACM Government Opportunity may cease trading on the NYSE beginning several days prior to the date of the Acquisition. Any cessation of trading will be accomplished in compliance with NYSE rules, including issuance of a press release.

     After the Acquisition, ACM Government Opportunity's shares of common stock will be removed from listing on the NYSE. In addition, ACM Government Opportunity's shares of common stock will be withdrawn from registration under the Securities Exchange Act of 1934 and ACM Government Opportunity will deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and will dissolve under Maryland law.

     Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to stockholder approval of the Acquisition that materially alters the obligations of either party. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Plan is not in the best interests of the Fund or its stockholders.

     A copy of a form of the Plan is attached as Appendix E.

Reasons for the Acquisition

     At the Special Meeting of the Board of Directors of ACM Government Opportunity held on September 13, 2006, the Adviser recommended that the Board of Directors approve and recommend to the Fund's stockholders for their approval the proposed Plan and the Acquisition. The Directors considered the factors discussed below from the point of view of the interests of the Fund and its stockholders. After careful consideration, the Board of Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of the Fund's stockholders and that the interests of existing stockholders of the Fund would not be diluted as a result of the Acquisition. The Directors approved the Plan and the Acquisition and the Directors of ACM Government Opportunity recommended that the stockholders of ACM Government Opportunity vote in favor of the Acquisition by approving the Plan.

     The Adviser presented the following reasons in favor of the Acquisition:

o The Funds date back to 1987-1988, when they were launched in close succession along with two other similar closed-end funds (these other funds were acquired by ACM Income in early 2001). All of these funds sought high current income, consistent with the preservation of capital, through investments primarily in U.S. Government securities. ACM Income conducted its initial public offering on August 21, 1987 and raised $512 million in the offering. ACM Income subsequently conducted two rights offerings raising $71 million in 1993 and $547 million in 2001. ACM Income's current net assets are, as of March 31, 2006, $1.87 billion. ACM Government
     Opportunity conducted its initial public offering on August 24, 1998 and raised $123 million in the offering. ACM Government Opportunity's current net assets are, as of March 31, 2006, $110 million.

     The Adviser discussed with the Board that it believes that the Acquisition of ACM Government Opportunity, which is a significantly smaller fund with higher operating expenses, by its larger counterpart, ACM Income, would benefit the Fund and its stockholders. Currently, ACM Income and ACM Government Opportunity have similar investment strategies of investing at least 65% of their assets in U.S. Government securities and the balance at least partially in emerging market government securities. The Adviser believes that ACM Government Opportunity's stockholders would benefit from the somewhat broader strategy of ACM Income because it invests up to 35% of its assets in sectors other than sovereign debt, such as corporate investment grade and high yield debt securities, while ACM Government Opportunity invests its other assets only in sovereign debt securities. The Adviser also discussed that ACM Income has had a modestly better performance track record. For the five-year period ended on July 31, 2006, ACM Income outperformed ACM Government Opportunity by approximately .70% on an annualized basis. ACM Income has outperformed ACM Government Opportunity on a calendar year basis in three of the last five years. The Adviser believes that ACM Income's performance advantage is due to its more broadly diversified portfolio and lower expenses.

     At  the  meeting,   the  Directors  (with  the  advice  and  assistance  of
independent counsel) also considered, among other things:

o potential stockholder benefits including (i) the fact that total expenses before interest expense of ACM Income on a pro forma basis after the Acquisition would be significantly lower than the current expenses before interest expense of ACM Government Opportunity even if ACM Income were to earn its maximum management fee and (ii) the potential for ACM Government Opportunity's stockholders to benefit from increased earnings of ACM Income after the Acquisition due to the higher earnings of ACM Income and the repositioning of ACM Government Opportunity's portfolio;

o the current asset levels of ACM Government Opportunity and the combined pro forma asset levels of ACM Income;

o the historical investment performance of the Funds, including the fact that ACM Income's investment performance over time has been better than that of ACM Government Opportunity;

o the distribution and trading history of the two Funds, including the fact that ACM Income's dividend has consistently been higher than that of ACM Government Opportunity, and that the trading price of ACM Income's common stock compared to its net asset value has, over time and currently, been somewhat more favorable than that of ACM Government Opportunity (trading price information for the two Funds in provided in Appendix G);

o the significantly different advisory and administration fee arrangements of the two Funds, including the fact that, although ACM Income's advisory fee rate is currently significantly lower than that of ACM Government Opportunity, a significant portion of the fee rate is based on ACM Income's gross income and the fee rate may significantly exceed that of ACM Government Opportunity in the future, as it has in the past;

o the amount and type of leverage used by the two Funds, including the fact that ACM Income has historically used significantly more leverage than ACM Government Opportunity;

o    the investment objectives and principal investment strategies of the Funds;
     and

o the portfolio management team of ACM Income, one member of which is also part of the portfolio management team of ACM Government Opportunity, would continue to manage ACM Income after the Acquisition.

     The Directors also considered, among other things:

o the historical and pro forma tax attributes of ACM Government Opportunity, including that ACM Government Opportunity has realized gains and no loss carryforwards and that ACM Income has sizeable capital loss carryforwards, although the availability of these capital loss carryforwards in ACM Income on a pro forma basis after the Acquisition may not be meaningful because the Fund is managed without regard to tax considerations since the portfolio managers generally tend to retain appreciated securities as their value is related to their higher income;

o    the form of the Plan and the terms and conditions of the Acquisition;

o    the effect of the Acquisition on the advisory fees of the Funds;

o whether the Acquisition would result in the dilution of stockholders' interests;

o    the number of stockholder accounts and average account sizes of the Funds;

o    changes in service providers that would result from the Acquisition;

o the fact that realignment of the investment holdings of ACM Government Opportunity before the effective date of the Acquisition is anticipated and associated costs would be borne by ACM Government Opportunity;

o the benefits of the Acquisition to persons other than ACM Government Opportunity and its stockholders, including the Adviser in particular, which would benefit from the elimination of monitoring and administering ACM Government Opportunity, a relatively small fund, that is substantially duplicative of its larger counterpart, ACM Income;

o the fact that ACM Income will assume all the liabilities of ACM Government Opportunity;

o    the expected federal income tax consequences of the Acquisition;

o whether the Acquisition would be preferable to acquisition by potential acquirers other than ACM Income, including funds that are not sponsored by the Adviser;

o the fact that the costs of the Acquisition will be borne by ACM Government Opportunity;

o the Board's understanding that ACM Government Opportunity's largest stockholder would be supportive of the Acquisition notwithstanding that a similar transaction did not secure the necessary level of stockholder support because of opposition from such stockholder in 2000;

o the tender offer/repurchase policies of the two Funds, which are very similar; and

o the fact that the Adviser has agreed to indemnify ACM Income for a three-year period against any undisclosed or other liability of ACM Government Opportunity and to reimburse ACM Income for any costs in connection with investigating any such liability, and to continue certain insurance coverage for ACM Government Opportunity for a six year period.

     Also on September 13, 2006, the Board of Directors of ACM Income (comprised of the same persons as the Board of ACM Government Opportunity) approved the proposed Acquisition Plan. No vote of stockholders of ACM Income is required in connection with the Acquisition.

Description of Securities to be Issued

     Under the Plan, ACM Income will issue additional shares of common stock for distribution to ACM Government Opportunity. Under its Charter and Bylaws, ACM Income may issue up to 300,000,000 shares of common stock, par value $.01 per share. Each share of ACM Income represents an equal proportionate interest with other shares of the Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as authorized by the Board of Directors. Shares of ACM Income entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of ACM Income issued in the Acquisition will be fully paid and non-assessable.

Dividends and Other Distributions

     On or before the Closing Date, as defined in the Plan, ACM Government Opportunity will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Surrender and Exchange of ACM Government Opportunity Stock Certificates

     After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of ACM Government Opportunity will be entitled to receive, upon surrender of the certificate, a certificate representing the number of ACM Income shares distributable as a result of the Acquisition. Promptly, after the Plan's Effective Time, Equiserve Trust Company, N.A. will mail to ACM Government Opportunity's certificate holders instructions and a letter of transmittal for use in surrendering the certificates. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of ACM Income shares, no dividends will be paid to holders of certificates of ACM Government Opportunity until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on ACM Income shares payable after the Effective Time, will be paid to the certificate holder, without interest, when that holder surrenders an ACM Government Opportunity share certificate for exchange.

     Each ACM Government Opportunity stockholder will receive the number of full shares of ACM Income, plus fractional shares for stockholders that participate in a DRIP and cash in lieu of any fractional shares for non-DRIP stockholders, having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the stockholder's shares of ACM Government Opportunity. Stockholders of ACM Government Opportunity will recognize no gain or loss, except with respect to any cash received in lieu of fractional ACM Income shares by non-DRIP stockholders.

Federal Income Tax Consequences

     Subject to certain stated assumptions contained therein, the Funds will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Funds will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
(ii) a stockholder of ACM Government Opportunity will recognize no gain or loss on the exchange of the stockholder's shares of ACM Government Opportunity solely for shares of ACM Income, except with respect to cash received in lieu of a fractional share of ACM Income by non-DRIP stockholders in connection with the Acquisition; (iii) neither ACM Government Opportunity nor ACM Income will recognize any gain or loss upon the transfer of all of the assets of ACM Government Opportunity to ACM Income in exchange for shares of ACM Income (plus cash in lieu of certain fractional shares by non-DRIP stockholders) and the assumption by ACM Income of the liabilities of ACM Government Opportunity pursuant to the Plan or upon the distribution of shares of ACM Income to stockholders of ACM Government Opportunity (and cash to non-DRIP stockholders for their fractional shares) in exchange for shares of ACM Government
Opportunity; (iv) the holding period and tax basis of the assets of ACM Government Opportunity acquired by ACM Income will be the same as the holding period and tax basis that ACM Government Opportunity had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of ACM Income received in connection with the Acquisition by each stockholder of ACM Government Opportunity (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of ACM Government Opportunity surrendered in exchange therefor; (vi) the holding period of shares of ACM Income received in connection with the Acquisition by each stockholder of ACM Government Opportunity (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of ACM Government Opportunity surrendered in exchange therefor, provided that such ACM Government Opportunity shares constitute capital assets in the hands of the stockholder as of the Closing Date; (vii) ACM Income will succeed to the capital loss carryovers of ACM Government Opportunity, if any, under section 381 of the Code, but the use by ACM Income of any such capital loss carryovers (and of capital loss carryovers of ACM Income) may be subject to limitation under section 383 of the Code; and
(viii) any gain or loss realized by a non-DRIP stockholder of ACM Government Opportunity upon the receipt of cash for a fractional share of ACM Income to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the ACM Government Opportunity shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

     Stockholders of ACM Government Opportunity are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those stockholders also are encouraged to consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

     For information on the existing and pro forma capitalization of the Funds, see Appendix F.

Trading History and Share Price Data

     For information on the trading history and share price data for the Funds, see Appendix G.

                           INFORMATION ABOUT THE FUNDS

     ACM Income and ACM Government Opportunity are diversified, closed-end management investment companies registered under the 1940 Act and organized as Maryland corporations in 1987 and 1988, respectively.

Management of the Funds

     The Board of Directors of each Fund, which is comprised of the same persons, directs the management of the business and affairs of the Fund. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's Adviser, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisition, the directors and officers of ACM Income will continue to serve as the directors and officers of ACM Income after the Acquisition. The portfolio managers jointly and primarily for the management of ACM Income are Messrs. Andrew M. Aran, Paul J. DeNoon, Gershon Distenfeld, Douglas J. Peebles, and Kewjin Yuoh. Messrs. Aran and DeNoon are each a Senior Vice President with the Adviser, with which each has been associated since prior to 2001. Mr. Peebles is an Executive Vice President with the Adviser, with whom he has been associated since prior to 2001. Messrs. Distenfeld and Yuoh are each a Vice President with the Adviser, with which each has been associated since prior to 2001. The portfolio managers jointly and primarily responsible for the management of ACM Government Opportunity are Messrs. Michael L. Mon and Douglas J. Peebles. Messrs. Mon and Peebles are each a Vice President with the Adviser, with which they have been associated since prior to 2001. Subsequent to the Acquisition, Messrs. Aran, DeNoon, Distenfeld, Peebles, and Yuoh will continue to be jointly and primarily responsible for the day-to-day management of ACM Income.

     The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in ACM Income.

Advisory Agreement and Fees

     Each Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2006 totaling more than $625 billion (of which more than $88 billion represented the assets of investment companies). As of June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nations' FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 45 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million stockholder accounts.

     Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreement of ACM Government Opportunity, the Fund pays the Adviser, as of January 31, 2006, an investment advisory fee at an annual rate of ..75% of average daily net assets. Under the Advisory Agreement of ACM Income, the Fund pays the Adviser, as of January 31, 2006, an investment advisory fee of ..65% of its average weekly net assets. ACM Income's advisory fee is a combination of a base fee of .30% on the first $250 million of net assets and ..25% on net assets in excess of $250 million thereafter, plus 4.75% of daily gross income, subject to the limitation that the total advisory fee will not exceed .95%. Such fees are accrued daily and paid monthly.

     The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for a Board of Directors approving the investment advisory contracts of ACM Government Opportunity and ACM Income is available in each Fund's Annual Report to Stockholders for fiscal years ended July 31, 2005 and December 31, 2005, respectively.

     The Adviser is the subject of certain legal proceedings instituted by the SEC and the Office of the New York Attorney General. A discussion of those proceedings is presented in Appendix H.

Administrator

     Under an administration agreement, Princeton Administrators, L.P. serves as administrator for ACM Income. The Adviser serves as administrator for ACM Government Opportunity. Under the administrative agreements, Princeton Administrators, L.P. and the Adviser perform standard administrative services for the Funds.

     ACM Income pays a fee at the annual rate of .02 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. ACM Government Opportunity pays an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.
Currently, the Adviser has voluntarily agreed to waive a portion of its administrative fees so as to charge the Fund at a reduced annual rate of .05% of the Fund's average weekly net assets.

Other Service Providers

     The Acquisition will result in two changes to ACM Government Opportunity's service providers as described below. AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides stockholder services for the Funds. The Funds compensate ABIS for these services. The Bank of New York, One Wall Street, New York, NY 10286 serves as the custodian for ACM Government Opportunity. Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010 serves as the transfer agent for ACM Government Opportunity. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as the custodian for ACM Income. Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011, serves as the transfer agent for ACM Income. After the Acquisition, State Street Bank and Trust Company and Equiserve Trust Company will serve, respectively, as custodian and transfer agent for ACM Income. Ernst & Young LLP serves as the Funds' independent registered public accounting firm.

                               VOTING INFORMATION

     The Board of Directors of ACM Government Opportunity has fixed the close of business on October 13, 2006 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Appendix I to this Prospectus/Proxy Statement lists the total number of ACM Government Opportunity's shares outstanding as of that date entitled to vote at the meeting. It also identifies holders of more than five percent of shares of each Fund, and contains information about the executive officers and Directors of each Fund and their shareholdings in each Fund.

     Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mailing the enclosed postage-paid envelope as well as telephoning toll free [___________]. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow the directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a Proxy Card. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of ACM Government Opportunity at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or, by telephone as indicated above), or by personally attending and voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Approval of the Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast. Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal.

     On September 19, 2006, Aon Corporation/Aon Advisers, Inc. (Aon which beneficially own 26.5% of ACM Government Opportunity's shares, disclosed in a filing with the SEC that, based on the respective prices at which the shares of ACM Government Opportunity and ACM Income were then trading, it intends to vote its shares in favor of the Acquisition. Aon also disclosed that it reserves the right to reconsider its initial determination to vote in favor of the Acquisition should market circumstances change.

     If any proposal, other than the Proposal, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. ACM Government Opportunity has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

     A quorum for the transaction of business by stockholders of ACM Government Opportunity at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the Chairman of the Board may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting with no other notice than announcement at the Meeting, up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

     ACM Government Opportunity has engaged The Altman Group, Inc. (the "Proxy Solicitor"), 60 East 42nd Street, Suite 405, New York, New York 10165 to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of $[________] from the Fund for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                  LEGAL MATTERS

     The validity of the shares offered hereby will be passed upon for the Funds by Seward & Kissel LLP. Seward & Kissel LLP will rely upon the opinion of Venable LLP for certain matters relating to Maryland law.

                                     EXPERTS

     The audited financial statements and financial highlights in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, NY 10036, the independent registered public accounting firm for the Funds, given on its authority as experts in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for the Funds is available at Appendix J.

              THE DIRECTORS OF ACM GOVERNMENT OPPORTUNITY RECOMMEND
                 THAT YOU VOTE FOR THE ACQUISITION OF THE ASSETS
       AND LIABILITIES OF ACM GOVERNMENT OPPORTUNITY BY ACM INCOME AND THE
                   DISSOLUTION OF ACM GOVERNMENT OPPORTUNITY.

                                   APPENDIX A
                                    FEE TABLE

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a stockholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and the estimates for ACM Income on a pro forma basis in the first year following the Acquisition.

                                               ACM
                                            Government                ACM Income
                                            Opportunity   ACM Income   Pro Forma
                                            -----------   ----------   ---------
Stockholder Transaction Expenses

     Sales Load (as a percentage of          None          None        None
     offering price)

     Dividend Reinvestment Plan Fees(a)      None          None        None

Annual Expenses (as a percentage of net
assets attributable to common shares)

     Management Fees                           .75%          .65%        .65%

     Interest Payments on Borrowed            1.30%         2.15%       2.15%
     Funds

     Other Expenses                            .60%          .11%        .11%(b)

Total Annual Expenses                         2.65%         2.91%       2.91%

     Waiver and/or Expense                   (.10)%(c)       None        None
     Reimbursement (c)

Net Annual Expenses Reflecting Waiver and
Net of Interest Payment on Borrowed Funds     1.25%          .76%        .76%

----------
(a) There are no charges with respect to shares issued directly by a Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to a Fund's dividend reinvestment plan agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by a Fund.

(b)  Based on estimated expenses.

(c) Reflects the Adviser's voluntary waiver of a portion of its administrative fee since February 11, 2005.


EXAMPLE

You would pay the following on a $1,000 investment assuming a 5% annual return. The Example assumes the reinvestment of all dividends and distributions at net asset value and reflects all recurring and nonrecurring fees.


                           ACM Government                         ACM Income
                          Opportunity Fund    ACM Income Fund    (Pro Forma)
     -----------------    ----------------    ---------------    -----------
     After 1 Year                $26                 $29              $29
     After 3 Years               $81                 $90              $90
     After 5 Years              $140                $153             $153
     After 10 Years             $298                $323             $323

The projected post-Acquisition pro forma Annual Fund Expenses and Example presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the ACM Government Opportunity are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of ACM Income or the Adviser. Consequently, the Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

                                   APPENDIX B
                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


                    ACM Government Opportunity                   ACM Income                   Principal Differences
---------------   --------------------------------   --------------------------------   --------------------------------
                                                            Investment Objective
---------------   ------------------------------------------------------------------------------------------------------
Investment        The primary investment objective   The investment  objective of the   As  a  practical   matter,   the
Objective         of  the  Fund  is  high  current   Fund  is  high  current   income   Funds' investment objectives are
                  income  consistent  with prudent   consistent with  preservation of   the same.
                  investment   risk.   The  Fund's   capital. (F)
                  secondary  investment  objective
                  is growth of capital. (F)
---------------   ------------------------------------------------------------------------------------------------------
                                                           Investment Policies(1)
---------------   ------------------------------------------------------------------------------------------------------
Status            The   Fund   is   a  diversified   Same.                              None.
                  closed-end management investment
                  company.
---------------   --------------------------------   --------------------------------   --------------------------------
80% Policy        The  Fund  will  invest,   under   The  Fund  will  invest,   under   Both Funds  invest  primarily in
                  normal  circumstances,  at least   normal  circumstances,  at least   U.S. Government  Securities (see
                  80%  of  its   net   assets   in   80% of its net  assets in income   next    row).     However,    in
                  securities    issued    by   any   producing securities.              accordance  with SEC rules,  ACM
                  government.                                                           Government    Opportunity   will
                                                                                        invest   at  least  80%  of  its
                                                                                        assets in government  securities
                                                                                        because the Fund's name includes
                                                                                        the term "Government".
---------------   --------------------------------   --------------------------------   --------------------------------
U.S. Government   The Fund  will  invest  at least   Same. (F)                          None.
Securities        65%  of  its  total   assets  in
                  obligations issued or guaranteed
                  by  the  U.S.  Government,   its
                  agencies  or   instrumentalities
                  ("U.S.  Government  Securities")
                  and    repurchase     agreements
                  pertaining  to  U.S.  Government
                  Securities. (F)

---------------   ------------------------------------------------------------------------------------------------------

----------
1    Policies with the notation "F" denote fundamental policies, which mean they may not be changed without a stockholder vote.


---------------   ------------------------------------------------------------------------------------------------------
Other             The Fund may invest up to 35% of   The Fund may invest up to 35% of   ACM   Income   may   invest   in
Securities        its total assets in                its total  assets in  securities   lower-rated  debt securities and
                                                     other   than   U.S.   Government   corporate debt  securities.  ACM
                  o    obligations    issued    or   Securities,     including    (i)   Government  Opportunity does not
                       guaranteed   by  a  foreign   Foreign  Government  Securities,   invest   in   those   types   of
                       government  or  any  of its   (ii) corporate  debt  securities   securities.
                       political     subdivisions,   (including        collateralized
                       authorities,   agencies  or   mortgage   obligations),   (iii)   ACM Government  Opportunity  may
                       instrumentalities,            certificates     of     deposit,   invest in equity securities. ACM
                                                     bankers'     acceptances     and   Income does not invest in equity
                  o    dividend-paying      equity   interest     bearing     savings   securities.
                       securities,                   deposits of banks  having  total
                                                     assets of more  than $1  billion   Both Funds may invest in Foreign
                  o    certificates   of  deposit,   and  which  are  members  of the   Government    Securities.    ACM
                       bankers'   acceptances  and   FDIC, (iv)  commercial  paper of   Income may not invest  more than
                       interest-bearing    savings   prime  quality  rated Prime-1 or   25% of its assets in the Foreign
                       deposits  of  banks  having   higher  by  Moody's  or  A-1  or   Government Securities of any one
                       total  assets  of more than   higher by S&P or, if not  rated,   country; whereas, ACM Government
                       $1  billion  and  which are   issued by  companies  which have   Opportunity's    investment   in
                       members of the FDIC,          an outstanding  debt issue dated   these   securities  in  any  one
                                                     Aa or higher by Moody's or AA or   country  would be subject to its
                  o    commercial  paper  of prime   higher  by S&P,  and (v) put and   35% limitation.
                       quality  rated  Prime-1  or   call options,  futures contracts
                       higher by Moody's or A-1 or   and     options    on    futures
                       higher  by S&P  or,  if not   contracts,  options  on  foreign
                       rated,  issued by companies   currencies,  and forward foreign
                       which  have an  outstanding   currency exchange contracts.
                       debt  issue   rated  Aa  or
                       higher by  Moody's or AA or   The Fund may  maintain up to 35%
                       higher by S&P, and            of its net assets in  securities
                                                     rated  below Baa by  Moody's  or
                  o    put   and   call   options,   below  BBB  by  S&P  or,  if not
                       futures    contracts    and   rated, of comparable  investment
                       options      on     futures   quality  as  determined  by  the
                       contracts,    options    on   Adviser.
                       foreign    currencies   and
                       forward  foreign   currency   The Fund may invest up to 35% of
                       exchange contracts.           its  total   assets  in  Foreign
                                                     Government Securities of issuers
                                                     considered    stable    by   the
                                                     Adviser,  although the Fund will
                                                     not  invest  25% or  more of its
                                                     total   assets  in  the  Foreign
                                                     Government Securities of any one
                                                     country.
---------------   --------------------------------   --------------------------------   --------------------------------
Equity            Not more than 20% of the  Fund's                                      ACM Government  Opportunity  may
Securities        total  assets may be invested in                                      invest in equity securities. ACM
                  equity securities                                                     Income does not invest in equity
                                                                                        securities.
---------------   --------------------------------   --------------------------------   --------------------------------
Options           The   Fund   intends   to  write   Same.                              None.
                  covered put and call options and
                  purchase put and call options on
                  securities of the types in which
                  it is  permitted  to invest that
                  are traded on U.S.  and  foreign
                  securities  exchanges.  The Fund
                  may also write call  options for
                  cross-hedging  purposes.   There
                  are   no   specific   percentage
                  limitations    on   the   Fund's
                  writing   and    purchasing   of
                  options.
---------------   --------------------------------   --------------------------------   --------------------------------
Restricted        The Fund may invest up to 20% of   The Fund may invest up to 20% of   As a practical  manner there are
Securities        its total  assets in  securities   its  total  assets  in  illiquid   no  significant  differences  in
                  purchased in direct placements.    securities.   These   securities   the   Funds'    investments   in
                                                     include,   among   others,   (i)   restricted  securities since ACM
                                                     direct   placements   or   other   Income's      investment      in
                                                     securities  which are subject to   restricted    securities   would
                                                     legal       or       contractual   primarily    be   comprised   of
                                                     restrictions  on  resale  or for   securities  purchased  in direct
                                                     which   there   is  no   readily   placements.
                                                     available      market,      (ii)
                                                     over-the-counter   options   and
                                                     assets     used     to     cover
                                                     over-the-counter   options,  and
                                                     (iii) repurchase  agreements not
                                                     terminable within seven days.
---------------   --------------------------------   --------------------------------   --------------------------------
Securities        The  Fund  may  lend   portfolio   Same.                              None.
Lending           securities  to brokers,  dealers
                  and financial  institutions  and
                  receive  collateral  in the form
                  of  cash   or  U.S.   Government
                  Securities.  Collateral for such
                  loans must be  maintained at all
                  times in an  amount  equal to at
                  least 100% of the current market
                  value of the loaned  securities.
                  The  Fund  will   neither   lend
                  portfolio  securities  in excess
                  of 30% of the value of its total
                  assets  nor lend  its  portfolio
                  securities   to   any   officer,
                  director,  employee or affiliate
                  of the Fund or the Adviser.
---------------   --------------------------------   --------------------------------   --------------------------------
Futures           The   Fund   may   enter    into   The   Fund   may   enter    into   ACM Government  Opportunity  may
Contracts and     contracts  for the  purchase  or   contracts  for the  purchase  or   enter  into   future   contracts
Options on        sale  for  future   delivery  of   sale for future delivery of U.S.   based  on  common  stocks  since
Futures           fixed-income    securities    or   and      Foreign      Government   that Fund is permitted to invest
Contracts         foreign currencies, or contracts   Securities,  or contracts  based   in  equity   securities.   As  a
                  based  on   financial   indices,   on financial  indices  including   practical  matter,  neither Fund
     General      including   any  index  of  U.S.   any  index of U.S.  and  Foreign   engages in future  contracts for
                  Government  Securities,  Foreign   Government  Securities ("futures   speculation nor does either Fund
                  Government  Securities or common   contracts") and may purchase and   purchase future  contracts which
                  stocks ("futures contracts") and   write  put and call  options  to   would in aggregate  value exceed
                  may  purchase  and write put and   buy or  sell  futures  contracts   50% of  the  market  value  of a
                  call  options  to  buy  or  sell   ("options       on       futures   Fund's total assets.
                  futures  contracts  ("options on   contracts").
                  futures contracts").                                                  ACM  Income's   investments   in
                                                     Futures contracts and options on   future  contracts are subject to
                                                     futures  contracts  can  only be   a 5% restriction with respect to
                                                     used  as a  hedge  and  not  for   the aggregate  amount of initial
                                                     speculation.                       margin   deposits,   which   was
                                                                                        previously a requirement  of the
                                                     In   addition,   there  are  two   Commodities    Futures   Trading
                                                     percentage restrictions: (i) the   Commission     for    investment
                                                     Fund  will  not  enter  into any   companies   that   invested   in
                                                     futures  contracts or options on   futures  contracts.  As it is no
                                                     futures contracts if immediately   longer   required,   ACM  Income
                                                     thereafter the aggregate  amount   intends   to   eliminate    this
                                                     of initial  margin  deposits  on   restriction.    ACM   Government
                                                     all the futures contracts of the   Opportunity's   investments   in
                                                     Fund   and   premiums   paid  on   future contracts are not subject
                                                     options  on  futures   contracts   to this limitation.
                                                     would  exceed  5% of the  market
                                                     value of the total assets of the
                                                     Fund;  and  (ii)  the  aggregate
                                                     market   value  of  the  futures
                                                     contracts  purchased by the Fund
                                                     cannot  exceed 50% of the market
                                                     value of the total assets of the
                                                     Fund.
---------------   --------------------------------   --------------------------------   --------------------------------
Futures           The  Fund  may not  purchase  or   The  Fund  may not  purchase  or   As a practical matter,  there is
Contracts         sell  commodities  or  commodity   sell  commodities  or  commodity   no difference in these policies.
and Options on    contracts  (except   currencies,   contracts  (except   currencies,
Futures           currency    futures,     forward   currency    futures,     forward
Contracts         contracts or  contracts  for the   contracts or  contracts  for the
                  future  acquisition  or delivery   future  acquisition  or delivery
     Specific     of fixed income  securities  and   of fixed income  securities  and
                  related      options     futures   related    options   and   other
                  contracts and options on futures   similar contracts). (F)
                  contracts   and  other   similar
                  contracts). (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Options on        The Fund may  purchase and write   Same.                              None.
Foreign           put and call  options on foreign
Currencies        currencies  for the  purpose  of
                  protecting  against  declines in
                  the U.S. dollar value of foreign
                  currency  denominated  portfolio
                  securities and against increases
                  in the U.S. dollar costs of such
                  securities to be acquired.
---------------   --------------------------------   --------------------------------   --------------------------------
Forward           The Fund may enter into  forward   The Fund may enter into  forward   As a practical matter,  there is
Commitments       commitments  for the purchase or   commitments  for the purchase or   no difference in these policies.
                  sale of fixed-income securities.   sale of securities.
---------------   --------------------------------   --------------------------------   --------------------------------
Forward Foreign   The  Fund may  purchase  or sell   Same.                              None.
Currency          forward     foreign     currency
Exchange          exchange   contracts   ("forward
Contracts         contracts")    to   attempt   to
                  minimize  the  risk to the  Fund
                  from  adverse   changes  in  the
                  relationship  between  the  U.S.
                  dollar and foreign currencies.
---------------   --------------------------------   --------------------------------   --------------------------------
Future            The Fund may,  following written   The Fund may,  following written   ACM    Income's    strategy   is
Developments      notice  to  stockholders,   take   notice  to  stockholders,   take   somewhat  broader  because it is
                  advantage  of  opportunities  in   advantage  of  opportunities  in   not restricted to  opportunities
                  the area of options  and futures   the area of investment practices   in  the  areas  of  options  and
                  contracts and options on futures   which    are    not    presently   future  contracts and options on
                  contracts    which    are    not   contemplated  or  which  are not   future contracts.
                  presently  contemplated or which   currently available,  consistent
                  are  not  currently   available,   with   the   Fund's   investment
                  consistent   with   the   Fund's   objective       and      legally
                  investment objective and legally   permissible.
                  permissible.
---------------   --------------------------------   --------------------------------   --------------------------------
Dollar Rolls      The  Fund may  enter into dollar   Same.                              None.
                  rolls.
---------------   --------------------------------   --------------------------------   --------------------------------
Swaps             The Fund may use swaps.            Same.                              None.
---------------   --------------------------------   --------------------------------   --------------------------------
Repurchase        The   Fund   may   enter    into   The   Fund   may   enter    into   As  a  practical   matter,   the
Agreements        repurchase    agreements    only   repurchase agreements pertaining   Funds'  policies  on  repurchase
                  pertaining  to  U.S.  Government   to  U.S.  Government  Securities   agreements are the same.
                  Securities                         with member banks of the Federal
                                                     Reserve   System   or   "primary
                                                     dealers" in such securities.

                                                     The Fund  may  also use  reverse
                                                     repurchase agreements.

                                                     The   Fund   may   enter    into
                                                     repurchase     agreement    with
                                                     respect  to up  to  35%  of  its
                                                     total assets (SAI)
---------------   --------------------------------   --------------------------------   --------------------------------
Industry          The Fund will not  invest 25% or   The Fund will not  invest 25% or   As  a  practical   matter,   the
Concentration     more  of  its  total  assets  in   more  of  its  total  assets  in   Funds'   policies   on  industry
                  securities of companies  engaged   securities of companies  engaged   concentration are the same.
                  principally in any one industry,   principally in any one industry,
                  except  that  this   restriction   except  that  this   restriction
                  does    not    apply   to   U.S.   does    not    apply   to   U.S.
                  Government      and      Foreign   Government Securities. (F)
                  Government Securities. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Lending           The Fund  will  not  make  loans   Same. (F)                          None.
                  except  through (i) the purchase
                  of    debt     obligations    in
                  accordance  with its  investment
                  objectives  and  policies;  (ii)
                  the    lending   of    portfolio
                  securities;  or (iii) the use of
                  repurchase agreements. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Borrowing         The Fund may not  borrow  money,   Same. (F)                          None.
                  except  (i) from a bank or other
                  entity in a  privately  arranged
                  transaction and issue commercial
                  paper,   bonds,   debentures  or
                  notes,  in series or  otherwise,
                  with   such   interest    rates,
                  conversion   rights   and  other
                  terms  and   provisions  as  are
                  determined  by  the  Board,   if
                  after such borrowing or issuance
                  there  is asset  coverage  of at
                  least  300%  as  defined  in the
                  1940 Act and (ii) for  temporary
                  purposes   in  an   amount   not
                  exceeding 5% of the value of the
                  total assets of the Fund. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Pledging of       The   Fund   may   not   pledge,   Same. (F)                          None.
Assets            hypothecate,     mortgage     or
                  otherwise  encumber  its assets,
                  except   to   secure   permitted
                  borrowings. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Securities        The Fund may not  participate on   Same. (F)                          None.
Trading           a joint  or  joint  and  several
                  basis in any securities  trading
                  account. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Investing for     The  Fund  may  not   invest  in   Same. (F)                          None.
Control           companies  for  the  purpose  of
                  exercising control. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Illiquid          The  Fund  may  not   invest  in   Same. (F)                          None.
Securities        illiquid  securities,  including
                  direct   placements   or   other
                  securities  which are subject to
                  legal       or       contractual
                  restrictions  on  resale  or for
                  which   there   is  no   readily
                  available  market,  if more than
                  20% of the Fund's  total  assets
                  would   be   invested   in  such
                  securities. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Short Sales       The  Fund  may  not  make  short   Same. (F)                          None.
                  sales of  securities or maintain
                  a short  position  unless at all
                  times when a short  position  is
                  open it owns an equal  amount of
                  such  securities  or  securities
                  convertible into or exchangeable
                  for,   without  payment  of  any
                  further           consideration,
                  securities of the same issue as,
                  and  equal  in  amount  to,  the
                  securities  sold  short  ("short
                  sales   against  the  box")  and
                  unless  more  than  10%  of  the
                  Fund's  net  assets  is  held as
                  collateral for such sales at any
                  one time. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Other             The  Fund  may  not  purchase  a                                      As a practical matter,  there is
Investment        security  if,  as a  result  the                                      no difference between the Funds'
Companies         Fund would own any securities of                                      ability   to   invest  in  other
                  an open-end  investment  company                                      investment companies. Both Funds
                  or  more  than  3% of the  total                                      are   subject  to   restrictions
                  outstanding  voting stock of any                                      under  the  Investment   Company
                  closed-end investment company or                                      Act,  which limit an  investment
                  more than 5% of the value of the                                      company's  ability  to invest in
                  Fund's  total  assets  would  be                                      another investment company.
                  invested  in  securities  of any
                  closed-end investment company or
                  more  than 10% of such  value in
                  closed-end  investment companies
                  in general. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Real Estate       The  Fund  may not  purchase  or   Same. (F)                          None.
                  sell real estate, except that it
                  may purchase and sell securities
                  of companies  which deal in real
                  estate or interests therein. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Mineral           The  Fund  may  not   invest  in   Same. (F)                          None.
Exploration       interests in oil,  gas, or other
                  mineral      exploration      or
                  development programs. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Margin            The   Fund   may  not   purchase   Same. (F)                          None.
                  securities on margin, except for
                  such  short-term  credits as may
                  be necessary  for the  clearance
                  of transactions. (F)
---------------   --------------------------------   --------------------------------   --------------------------------
Underwriting      The  Fund  may  not  act  as  an   Same. (F)                          None.
                  underwriter    of    securities,
                  except that the Fund may acquire
                  restricted    securities   under
                  circumstances  in which, if such
                  securities  were sold,  the Fund
                  might   be   deemed   to  be  an
                  underwriter  for purposes of the
                  Securities Act. (F)
---------------   ------------------------------------------------------------------------------------------------------

                                   APPENDIX C
                   DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

Among the principal risks of investing in a Fund are market risk, interest rate risk, credit risk, leveraging risk, foreign (non-U.S.) risk, emerging markets risk, currency risk, derivatives risk, liquidity risk and management risk. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

--------------------------------------------------------------------------------
Market Risk and               This  is the  risk  that  the  value  of a  Fund's
Net Asset Value of Shares     investments  will  fluctuate  as the stock or bond
                              markets  fluctuate  and that prices  overall  will
                              decline  over  shorter  or  longer-term   periods.
                              Shares of common  stock of  closed-end  investment
                              companies,  such as the Funds, frequently trade at
                              a discount to their NAVs. Whether an investor will
                              realize gains or losses upon the sale of shares of
                              a Fund does not depend  directly  upon  changes in
                              the Fund's NAV, but rather upon whether the market
                              price of the  shares  at the time of sale is above
                              or below  the  investor's  purchase  price for the
                              shares.  The  market  price of the  shares of each
                              Fund is  determined  by such  factors as  relative
                              demand for and supply of the shares in the market,
                              general market and economic conditions, changes in
                              the  Fund's  NAV  and  other  factors  beyond  the
                              control of the Fund.  This market risk is separate
                              and  distinct  from the risk that each  Fund's NAV
                              may decrease.
--------------------------------------------------------------------------------
Interest Rate Risk            This is the risk that  changes in  interest  rates
                              will  affect  the  yield  and  value  of a  Fund's
                              investments  in  fixed-income   securities.   When
                              interest   rates  rise,  the  value  of  a  Fund's
                              investments  tends to fall and  this  decrease  in
                              value may not be offset by higher  interest income
                              from  new  investments.   Interest  rate  risk  is
                              generally  greater for  investment  companies that
                              invest  in  fixed-income  securities  with  longer
                              maturities or  durations.  This risk is compounded
                              for the Fund  because  they  invest a  significant
                              portion  of  their   assets  in   mortgage-related
                              securities.  The  value  of  these  securities  is
                              affected more by changes in interest rates because
                              when interest  rates rise, the maturities of these
                              types of securities tend to lengthen and the value
                              of the securities decreases more significantly. In
                              addition, these types of securities are subject to
                              prepayment   when  interest   rates  fall,   which
                              generally  results in lower returns because a Fund
                              must reinvest its assets in debt  securities  with
                              lower interest rates.
--------------------------------------------------------------------------------
Credit Risk                   This is the risk that the issuer or the  guarantor
                              of a fixed-income security, or the counterparty to
                              a derivatives or other contract, will be unable or
                              unwilling  to make timely  payments of interest or
                              principal or to otherwise  honor its  obligations.
                              The issuer or guarantor may default causing a loss
                              of the full principal amount of a security and any
                              accrued  interest.   The  degree  of  risk  for  a
                              particular security may be reflected in its credit
                              rating.  Investments  in  fixed-income  securities
                              with   lower   ratings   tend  to  have  a  higher
                              probability that an issuer will default or fail to
                              meet its payment obligations.
--------------------------------------------------------------------------------
Leverage Risk                 When a Fund borrows  money or otherwise  leverages
                              its  portfolio,  it may be more  volatile  because
                              leverage  tends to  exaggerate  the  effect of any
                              increase   or   decrease   in  the  value  of  the
                              portfolio's   investments.   A  Fund  may   create
                              leverage  through  the  use of one or  more of the
                              following    techniques:     reverse    repurchase
                              arrangements, forward contracts or dollar rolls or
                              by borrowing  money.  This risk is greater for ACM
                              Income because this Fund historically has employed
                              higher  levels  of  leverage  than ACM  Government
                              Opportunity.
--------------------------------------------------------------------------------
Foreign (Non-U.S.) Risk       This is the risk of investments in issuers located
                              in foreign countries. Because the Funds may invest
                              in foreign  securities,  they are  subject to this
                              risk. A Fund's  investments in foreign  securities
                              may experience  more rapid and extreme  changes in
                              value  than  investments  in  securities  of  U.S.
                              companies.  The securities markets of many foreign
                              countries  are  relatively  small,  with a limited
                              number of companies representing a small number of
                              securities.  Foreign  companies  usually  are  not
                              subject to the same degree of  regulation  as U.S.
                              issuers.   Reporting,   accounting,  and  auditing
                              standards  of foreign  countries  differ,  in some
                              cases   significantly,    from   U.S.   standards.
                              Nationalization,   expropriation  or  confiscatory
                              taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid.
                              To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

--------------------------------------------------------------------------------
Emerging Markets Risk         Foreign  investment risk may be particularly  high
                              to the extent a Fund  invests in  emerging  market
                              securities  of  issuers  based in  countries  with
                              developing economies. These securities may present
                              market,  credit,   currency,   liquidity,   legal,
                              political  and  other  risks  different  from,  or
                              greater than,  the risks of investing in developed
                              foreign (non-U.S.) countries.
--------------------------------------------------------------------------------
Currency Risk                 This is the risk that fluctuations in the exchange
                              rates   between   the  U.S.   Dollar  and  foreign
                              (Non-U.S.)  currencies may  negatively  affect the
                              value  of  a  Fund's  investments  or  reduce  the
                              returns of a Fund.
--------------------------------------------------------------------------------
Derivatives Risk              The Funds may use  derivatives.  These  investment
                              strategies  may be riskier  than other  investment
                              strategies  and may result in  greater  volatility
                              for a Fund,  particularly during periods of market
                              declines.
--------------------------------------------------------------------------------
Liquidity Risk                Liquidity risk exists when particular  investments
                              are  difficult  to  purchase  or  sell,   possibly
                              preventing  a  Fund  from  selling  out  of  these
                              illiquid  securities  at  an  advantageous  price.
                              Derivatives and securities  involving  substantial
                              market  and credit  risk tend to  involve  greater
                              liquidity risk.
--------------------------------------------------------------------------------
Management Risk               Each Fund is subject to management risk because it
                              is an actively managed investment  portfolio.  The
                              Adviser will apply its  investment  techniques and
                              risk analyses in making  investment  decisions for
                              each Fund,  but there can be no guarantee that its
                              decisions will produce the desired results.
--------------------------------------------------------------------------------

                                   APPENDIX D
                                OTHER INFORMATION

The following information provides only a summary of the key features of the organizational structure, governing documents, and stockholder services of the Funds.

Each Fund is organized as a Maryland corporation. The Bylaw provisions that govern each of the Funds are the same. Unless noted below, there are no significant differences among the Funds in terms of their respective corporate organizational structures.

The procedures available to a Fund's stockholders for calling stockholders' meetings and for the removal of directors are the same. Under the Funds' charters, a director may be removed only for cause by the affirmative vote of two-thirds of all the votes entitled to be cast in the election of directors. Special meetings of stockholders for any purpose may be called by a Fund's Secretary only upon the written request of holders of shares entitled to cast not less than a majority of the votes entitled to be cast at a meeting.

Except as otherwise required by law, the presence in person or by proxy of the holders of a majority of the shares entitled to be cast constitutes a quorum at any meeting of stockholders of a Fund. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to various exceptions, each Fund's charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Bylaws of each Fund provides that each director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. For other matters not requiring a vote under the 1940 Act, when a quorum is present, the affirmative vote of a majority of the votes cast shall decide any question brought before such meeting unless a statute or charter requires a higher voting margin.

Shares of Common Stock of the Funds

There are no subscription/preemptive or exchange rights under any of the charters. Each share of a Fund has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

Distributions

The Funds intend to distribute all of their net investment income. Dividends from such net investment income will be declared and paid monthly to stockholders. All net realized long or short-term capital gains, if any, will be distributed at least annually. To permit a Fund to maintain a more stable monthly distribution, a Fund may, from time to time, pay out less than the entire amount of net investment income and net realized short-term capital gains earned in any particular period. Any such amount retained by a Fund would be available to stabilize future distributions. As a result, distributions paid by a Fund for any particular period may be more or less than the amount of net investment income and net realized short-term capital gains actually earned by the Fund during such period. There are no assurances that a Fund will be able to maintain a constant level of monthly distributions to stockholders.

Distributions are taxable to stockholders as ordinary income or capital gains. Stockholders may be proportionately liable for taxes on income and gains of a Fund but stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Fund distributes written notice to stockholders regarding the tax status of all distributions made during each calendar year.

Dividend Reinvestment Plans

Stockholders of a Fund whose shares are registered in their own names may elect to be participants in a Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP"), under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). Assuming the Acquisition is approved, the DRIP stockholders of the ACM Government Opportunity will automatically be enrolled in the DRIP for ACM Income. Equiserve Trust Company (the "Agent") acts as the agent for participants under the ACM Income DRIP. Stockholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the DRIP, unless the automatic reinvestment service is not provided by the particular broker or nominee or the stockholder elects to receive distributions in cash.

Stockholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by Equiserve Trust Company as dividend paying agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A stockholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and stockholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record dated of at least 10 days after the date on which the election is received. A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

All correspondence concerning the DRIP for ACM Income should be directed to Equiserve Trust Company, P.O. Box 43011, Providence, RI 02940-3011.

Repurchase of Shares

Each Fund's Board of Directors has determined that it would be in the interest of stockholders of a Fund to attempt to reduce or eliminate any market value discount should it exist. To that end, each Fund's Board of Directors presently contemplates that a Fund would from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at net asset value. Each Board of Directors has approved a share repurchase program for its Fund. As of July 31, 2006, only ACM Government Opportunity has made repurchases under this program. The Boards of Directors presently intend each quarter to consider the making of a tender offer. A Board of Directors may at any time, however, decide that a Fund should not make a tender offer.

Any tender offer made by a Fund will be at a price equal to the NAV of the shares on a date subsequent to receipt by the Fund of all tenders. Each offer will be made and stockholders notified in accordance with the requirements of the Securities and Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by a Board of Directors, a stockholder wishing to accept the offer will be required to tender all (and not less than all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the Code). A Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. A Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, a Fund's stockholders will be able to obtain the Fund's current net asset value by use of a toll-free telephone number.

Possible Future Conversion to Open-End Investment Company

ACM Government Opportunity's charter provides that if, during any fiscal year of ACM Government Opportunity, (i) shares of ACM Government Opportunity's common stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and (ii) during such year ACM Government Opportunity receives written requests from the holders of 10% or more of ACM Government Opportunity's outstanding shares of common stock that such a proposal be submitted to ACM Government Opportunity's stockholders, ACM Government Opportunity will submit to its stockholders at the next succeeding annual meeting of stockholders a proposal, to the extent consistent with the 1940 Act, to amend ACM Government Opportunity's Charter. Such amendment would provide that, upon its adoption by the holders of 66 2/3% of ACM Government Opportunity's outstanding shares of common stock, ACM Government Opportunity will convert from a closed-end to an open-end investment company. The 66 2/3% vote requirement is higher than the minimum vote required under the 1940 Act. If ACM Government Opportunity converted to an open-end investment company, it would be able to continuously issue and offer shares of its common stock and each outstanding share of ACM Government Opportunity's common stock could be presented to ACM Government Opportunity at the option of the holder thereof for redemption at net asset value per share. In such event, ACM Government Opportunity might be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE.

ACM Income's charter has similar provisions. However, the vote required to approve a conversion is 75% of the outstanding shares of common stock.

A Fund cannot predict whether any repurchase of shares made while the Fund is a closed-end investment company (as described under "Repurchase of Shares" above) would increase or decrease the discount from NAV. To the extent that any such repurchase decreased the discount from NAV to below 10% during the measurement period described in (i) above, a Fund would not be required to submit to stockholders a proposal to convert the Fund to an open-end investment company at the next annual meeting of stockholders.

Certain Anti-Takeover Provisions of the Funds' Charters and Bylaws

The Funds presently have provisions in their Charters and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions.

The Board of Directors of each Fund is divided into three classes, each having a term of three years. Each class of Directors serves for a three-year term. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of directors even if they are not then standing for reelections and under SEC regulations procedures are available for including stockholder proposals in management's annual proxy statement). Such a system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for a Fund's stockholders to change the majority of directors. Generally, under a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and certain amendments to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Charter relating to such transactions:

     (i) merger, consolidation or statutory share exchange of the Fund with or into any person, corporation or other entity;

     (ii) issuance of any securities of the Fund to any person, corporation or other entity for cash;

     (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any person, corporation or other entity (except assets having an aggregate fair market value of less than $1,000,000); or

     (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any person, corporation or other entity (except assets having an aggregate fair market value of less than $1,000,000);

if such  corporation,  person or  entity  is  directly,  or  indirectly  through affiliates or associates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of a Fund's assets the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

Indemnification and Liability of Directors and Officers

The charters of each of the Funds generally provides for the indemnification of its officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

Maryland  law  permits  a  Maryland  corporation  to  include  in its  charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Each Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX E

            FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
                  AMONG ACM GOVERNMENT OPPORTUNITY FUND, INC.,
                ALLIANCEBERNSTEIN L.P. AND ACM INCOME FUND, INC.


                AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
        RELATING TO THE ACQUISITION OF ALL OF THE ASSETS AND LIABILITIES
                    OF ACM GOVERNMENT OPPORTUNITY FUND, INC.


                                      As of

                               [__________], 2006

     This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made as of this [__] day of [________], 2006, by and among ________________ (the
"Acquiring Fund"), a Maryland corporation, _________________ (the "Acquired Fund"), a Maryland corporation, and AllianceBernstein L.P. (the "Adviser").

     WHEREAS, the Acquiring Fund and the Acquired Fund are closed-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Exchange Act of 1934, as amended (the "1934 Act") and shares of common stock of each Fund are currently purchased and sold on the New York Stock Exchange (the "NYSE");

     WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Acquired Fund in exchange for shares of equal net asset value of the Acquiring Fund and the distribution of such shares of the Acquiring Fund to the stockholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

     WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

     1.   Definitions

          In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act......................    Securities Act of 1933, as amended.

Acquiring Fund Share..........    A share of common stock of the Acquiring Fund.

Assets........................    All  assets  of any  kind  and all  interests,
                                  rights,    privileges   and   powers   of   or
                                  attributable  to  the  Acquired  Fund  or  its
                                  shares,   as   appropriate,   whether  or  not
                                  determinable at the appropriate Effective Time
                                  and  wherever  located,   including,   without
                                  limitation,   all  cash,   cash   equivalents,
                                  securities,   claims   (whether   absolute  or
                                  contingent,   known  or  unknown,  accrued  or
                                  unaccrued  or   conditional   or   unmatured),
                                  contract  rights  and  receivables  (including
                                  dividend  and interest  receivables)  owned by
                                  the  Acquired  Fund  or  attributable  to  its
                                  shares and any  deferred  or prepaid  expense,
                                  other    than    unamortized    organizational
                                  expenses,  shown as an  asset on the  Acquired
                                  Fund's books.

Closing Date..................    Shall be on such date  following the date that
                                  stockholders of the Acquired Fund approve the Plan, as the parties may agree.

Effective Time................    5:00 p.m. Eastern Time on the Closing Date, or
                                  such other time as the parties may agree to in writing.

Financial Statements..........    The  audited   financial   statements  of  the
                                  relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund..........................    The Acquiring  Fund and/or the Acquired  Fund,
                                  as the case may be.

Liabilities...................    All  liabilities,  expenses and obligations of
                                  any  kind  whatsoever  of the  Acquired  Fund,
                                  whether   known   or   unknown,   accrued   or
                                  unaccrued,    absolute   or    contingent   or
                                  conditional or unmatured, except that expenses
                                  of  the  Acquisition,   if  any,  contemplated
                                  hereby  to  be  paid  by  the  Acquired   Fund
                                  pursuant to Section 25 of this Plan, which shall not be assumed or paid by the Acquiring
                                  Fund and shall not fall within the definition of Liabilities for purposes of this Plan.


N-14 Registration Statement...    The  Registration  Statement of the  Acquiring
                                  Fund on Form N-14 under the 1940 Act that will
                                  register  the  Acquiring  Fund  Shares  to  be
                                  issued in the Acquisition and will include the
                                  proxy materials necessary for the stockholders
                                  of  the   Acquired   Fund   to   approve   the
                                  Acquisition.

Valuation Time................    The close of  regular  session  trading on the
                                  NYSE on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquiring Fund Share and the Acquired Fund determines the net value of the Assets.

NAV...........................    A Fund's  net  asset  value is  calculated  by
                                  valuing   and   totaling   assets   and   then
                                  subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

     2.   Regulatory Filings

          The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

     3.   Stockholder Action

          As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a stockholders meeting to consider and approve the Acquisition and this Plan and such other matters as the Board of Directors may determine. Such approval by the stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

     4.   Transfer of the Acquired Fund's Assets.

          The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

          (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

          (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under section 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on [__________], and the short taxable year beginning on [__________], and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

          (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

          (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

          (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

               (1) The value of the Assets less the Liabilities, both determined as of the Valuation Time, shall be divided by the then NAV of one Acquiring Fund Share, and, in exchange for the transfer of the Assets, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of full Acquiring Fund Shares so determined that are allocable to all shares held by or for those stockholders of the Acquired Fund on a stockholder by stockholder basis plus fractional Acquiring Fund Shares, rounded to the second decimal place or such other decimal place as the parties may agree to in writing, allocable to those stockholders of the Acquired Fund that at the Effective Time participate in the Acquired Fund's Dividend Reinvestment Plan ("DRIP Stockholders"), regardless of whether the shares of the Acquired Fund with respect to which such fractional
                    Acquiring Fund Shares are to be issued and delivered are held by or for the DRIP Stockholders directly or in the Acquired Fund's Dividend Reinvestment Plan. The Acquiring Fund shall at the same time deliver to the Acquired Fund cash in lieu of any fractional Acquiring Fund Shares allocable to those stockholders of the Acquired Fund that are not DRIP Stockholders;

               (2) The NAV of the Acquiring Fund Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with the Acquiring Fund's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

               (3) The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to ____________________, as ustodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of ____________, the Custodian or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

          (f) Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

     5. Liquidation and Dissolution of the Acquired Fund, Registration of Acquiring Fund Shares and Access to Records.

          The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

          (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall liquidate and dissolve by transferring pro rata to its stockholders of record, the Acquiring Fund Shares and cash it receives pursuant to Section 4(e)(1) of this Plan. The Acquiring Fund shall record on its books the ownership by the Acquired Fund's stockholders of the Acquiring Fund Shares so transferred to such stockholders, and the Acquired Fund shall simultaneously cancel on its books all of the issued and outstanding shares of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to the Acquiring Fund.

               Following distribution by the Acquired Fund to its stockholders of all the Acquiring Fund Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to liquidate and dissolve as soon as is reasonably possible after the Effective Time, including filing of Articles of Dissolution with SDAT.

          (b) At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

     6.   Certain Representations and Warranties of the Acquired Fund.

          The Acquired Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

          (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

          (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

          (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholders meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

          (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

          (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

          (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

          (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

          (k) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

          (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

          (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

          (n) For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of section 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning [__________], and will continue to apply through the Closing Date.

          (o) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

          (p) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.

          (q) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in paragraph 4(e)(1).

          (r) The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such stockholder as provided by Section 3406 of the Code and the regulations thereunder.

     7.   Certain Representations and Warranties of Acquiring Fund.

          The Acquiring Fund represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

          (b) The Acquiring Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

          (c) The Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

          (d) The Board of Directors of the Acquiring Fund has duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not violate the Charter of the Acquiring Fund, its Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of its Board, the Acquiring Fund does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

          (e) The Acquiring Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

          (f) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund shall
               (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (g) The Acquiring Fund has duly authorized and validly issued all issued and outstanding Acquiring Fund Shares, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquiring Fund Shares referred to in
               Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquiring Fund Shares shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there any securities convertible into Acquiring Fund Shares.

          (h) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

          (i) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

          (j) The Acquiring Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquiring Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

          (k) For federal income tax purposes, the Acquiring Fund qualifies as a "regulated investment company," and the provisions of section 851 through 855 of the Code apply to the Acquiring Fund for the remainder of its current taxable year beginning [__________], and will continue to apply through the Closing Date.

          (l) The Financial Statements of the Acquiring Fund, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of the Acquiring Fund's most recent fiscal year-end and the results of the Acquiring Fund's operations and changes in the Acquiring Fund's net assets for the period indicated.

          (m) Since the date of the Financial Statements of the Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

          (n) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

          (o) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     8.   Conditions to the  Obligations  of the Acquiring Fund and the Acquired
          Fund.

          The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

          (a) The stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its Bylaws and applicable law. If stockholders of the Acquired Fund fail to approve the Acquisition as required, that failure shall release the Funds of their obligations under this Plan.

          (b) The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

          (c) The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

          (d) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

          (e) The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

               (1) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

               (2) a stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund solely for Acquiring Fund Shares, except with respect to cash received in lieu of a fractional share of the Acquiring Fund in connection with the Acquisition;

               (3) neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares (plus cash in lieu of fractional shares) and the assumption by Acquiring Fund of the Liabilities pursuant to this Plan or upon the distribution of Acquiring Fund Shares and cash to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

               (4) the holding period and tax basis of the Assets acquired by the Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

               (5) the aggregate tax basis of the Acquiring Fund Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor, decreased by any cash received and increased by any gain recognized on the exchange;

               (6) the holding period of the Acquiring Fund Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date;

               (7) The Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under section 381 of the Code, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under section 383 of the Code; and

               (8) any gain or loss realized by a stockholder of the Acquired Fund upon the sale of a fractional share of the Acquiring Fund to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the stockholder, will be a capital gain or loss.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund Shares, and the SEC shall not have instituted and to the knowledge of the Acquiring Fund is not contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

          (i) Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 13 of this Plan.

          (j) The NYSE shall have approved, upon official notice of issuance, the listing of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant hereto.

     9.   Conditions to the Obligations of the Acquired Fund.

          The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

          (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

               (1) The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end, management investment company registered under the 1940 Act and duly registered under the 1934 Act;

               (2) This Plan has been duly authorized, executed and delivered by the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The Acquiring Fund Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Acquiring Fund;

               (4) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquiring Fund, its Bylaws or any agreement of the Acquiring Fund known to such counsel, after reasonable inquiry; and

               (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquiring Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

          (b)  The Acquiring  Fund shall have received a letter from the Adviser
               with  respect  to  insurance   matters  in  form  and   substance
               satisfactory to the Acquired Fund.

     10.  Conditions to the Obligations of the Acquiring Fund.

          The obligations of the Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

          (a) The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

               (1) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end management investment company registered under the 1940 act and duly registered under the 1934 Act;

               (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Plan by stockholders of the Acquiring Fund is required under its Charter, Bylaws or applicable law; and

               (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law , (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

          (b) The Acquiring Fund shall have received a letter from the Adviser agreeing to indemnify the Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to the Acquiring Fund.

     11.  Closing

          (a) The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time place as the parties may agree.

          (b) In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said
               Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

          (c) The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of the Acquiring Fund. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

          (d) At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

     12.  Survival of Representations and Warranties.

          No  representations,  warranties  or  covenants in or pursuant to this
     Plan  (including   certificates  of  officers)  hereto  shall  survive  the
     completion of the transactions contemplated herein.

     13.  Termination of Plan.

          A majority of either Fund's Board of Directors may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its stockholders and gives notice of such termination to the other party.

     14.  Governing Law.

          This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

     15.  Brokerage Fees.

          Each  party  represents  and  warrants  that  there are no  brokers or
     finders   entitled  to  receive  any  payments  in   connection   with  the
     transactions provided for in the Plan.

     16.  Amendments.

          The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time before or after the stockholders of the Acquired Fund approve the Acquisition. However, after stockholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

     17.  Waivers.

          At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     18.  Indemnification of Directors.

          The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Articles of Incorporation and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

     19.  Other Matters.

          Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Acquisition is, to the Acquiring Fund's knowledge, an affiliate of a party to the Acquisition pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

              THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ACQUIRING FUND (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

     20.  Cooperation and Further Assurances.

          Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

     21.  Updating of N-14 Registration Statement.

          If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

     22.  Limitation on Liabilities.

          The obligations of the Acquired Fund and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or the Acquiring Fund personally, but shall bind only the Acquired Fund or Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate.

     23.  Termination of the Acquired Fund.

          If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and will liquidate and dissolve.

     24.  Notices.

          Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

          For the Acquired Fund:

               [Acquired Fund]

               1345 Avenue of the Americas
               New York, New York  10105

               Attention: Secretary


          For the Acquiring Fund:

               [Acquiring Fund]

               1345 Avenue of the Americas
               New York, New York  10105

               Attention: Secretary

     25.  Expenses.

          The Acquisition expenses shall be paid by the Acquired Fund.

     26.  General.

          This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.


     In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.


[Acquired Fund]

Attest:

___________________________________          By:________________________________
Name:                                           Name:
Title:                                          Title:


[Acquiring Fund]

Attest:


___________________________________          By:________________________________
Name:                                           Name:
Title:                                          Title:


Accepted and agreed with respect to Section [25] only:

Alliance Bernstein L.P.

By:      AllianceBernstein
         Corporation, its General Partner

By:________________________________
   Name: __________________________
   Title: _________________________

                                   APPENDIX F
                      EXISTING AND PRO FORMA CAPITALIZATION

     The following tables set forth (i) the capitalization of the Funds and (ii) the pro forma capitalization of ACM Income as adjusted giving effect to the proposed acquisition of assets at net asset value as of March 31, 2006:

                       ACM
                    Government                                   ACM Income
                    Opportunity    ACM Income     Adjustments    (Pro Forma)
------------------  ------------  --------------  -----------  --------------
Total Net Assets    $109,677,570  $1,869,167,537          -    $1,978,845,107

Shares Outstanding    12,903,932     229,436,279    554,156       242,894,367

NAV Per Share              $8.50           $8.15          -             $8.15

                                   APPENDIX G

                      TRADING HISTORY AND SHARE PRICE DATA

Shares of the Funds are traded on the NYSE under the following symbols: ACM Government Opportunity - "AOF" and ACM Income - "ACG". Shares of closed-end management companies frequently trade at discounts from their NAVs, and the Funds' shares have also traded at a discount in recent times. The following tables set forth for each Fund's fiscal quarter within the two most recent fiscal years and each Fund's fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the NAV per share, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low prices were recorded; and (c) the discount or premium to NAV represented by the high and low sales prices shown. The range of NAVs and of premiums and discounts for the shares during the periods shown may be broader than is shown in this table. On September 15, 2006, the closing price per share was $7.96 and $8.21, the NAV per share was $8.13 and $8.51 and the discount to NAV was (2.09)% and (3.53)%, for ACM Government Opportunity and ACM Income, respectively.

                                  FYE: July 31

   ACM                                                       (Discount) or
Government                            Corresponding           Premium to
Opportunity        Sales Price       Net Asset Value        Net Asset Value
-----------        -----------       ---------------        ---------------
Quarter
 Ended             High    Low        High    Low          High       Low
 -----            -----   -----      -----   -----        -------   --------
10/31/04          $8.88   $7.99      $8.41   $8.40         5.85%     (5.59)%
 1/31/05          $8.19   $7.74      $8.66   $8.50        (5.23)%   (10.03)%
 4/30/05          $8.23   $7.49      $8.71   $8.34        (5.43)%   (10.27)%
 7/31/05          $7.92   $7.63      $8.57   $8.42        (7.28)%    (9.68)%
10/31/05          $7.93   $7.42      $8.63   $8.42        (7.55)%   (11.88)%
 1/31/06          $7.76   $7.48      $8.58   $8.41        (9.56)%   (11.57)%
 4/30/06          $7.78   $7.51      $8.70   $8.41        (9.14)%   (11.30)%
 7/31/06          $7.67   $7.37      $8.46   $8.16        (7.98)%   (10.63)%


                                FYE: December 31

                                                             (Discount) or
  ACM                                 Corresponding            Premium to
 Income             Sales Price       Net Asset Value        Net Asset Value
-----------        -----------       ---------------        ---------------
Quarter
 Ended             High    Low        High    Low          High       Low
 -----            -----   -----      -----   -----        -------   -------
 3/31/04          $8.87   $8.47      $8.43   $8.41         5.25%     0.71%
 6/30/04          $8.75   $7.20      $8.41   $7.69         4.04%    (6.37)%
 9/30/04          $8.36   $7.88      $7.98   $7.84         4.76%    (0.50)%
12/31/04          $8.20   $7.94      $8.15   $8.08         0.99%    (1.73)%
 3/31/05          $8.44   $7.97      $8.35   $8.05         1.58%    (1.34)%
 6/30/05          $8.31   $8.03      $8.36   $8.10         0.86%    (1.35)%
 9/30/05          $8.38   $8.22      $8.31   $8.27         0.85%    (0.84)%
12/31/05          $8.34   $8.04      $8.30   $8.14         1.85%    (1.23)%
 3/31/06          $8.49   $8.06      $8.36   $8.14         3.07%    (0.98)%
 6/30/06          $8.14   $7.33      $8.17   $7.82        (0.25)%   (7.05)%

                                   APPENDIX H
                                LEGAL PROCEEDINGS

The staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

Excluding the occurrences of tender offers or stock repurchases, the shares of a Fund are not redeemable by a Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its stockholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name one or more of the Funds as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of a Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund stockholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its stockholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged stockholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of stockholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).


On August 7, 2006, the Mutual Fund MDL signed an Order staying the actions (including discovery) against the Alliance defendants pending settlement.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

                                   APPENDIX I
                           SHARE OWNERSHIP INFORMATION

Outstanding Shares

     As of August 15, 2006 each Fund had the following number of shares of common stock outstanding.

        Fund                           Amount Outstanding
        --------------------------     ---------------------------
        ACM Government Opportunity
        ACM Income


Share Ownership

     As of August 15, 2006, the directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund and, to the knowledge of each Fund, the following persons owned either of record or beneficially, 5% or more of the outstanding shares of the Fund.

                                                      Number of   Percentage of
                                                     Outstanding   Outstanding
     Fund       Name and Address of Stockholder     Shares Owned  Shares Owned
--------------  ----------------------------------  ------------  -------------
ACM Government  Aon Corporation/Aon Advisors, Inc.    3,425,736       26.50%
  Opportunity   /Combined Insurance Company of
                America
                200 E. Randolph Street
                Chicago, IL 60601

                Karpus Management, Inc. d/b/a           677,695        5.25%
                Karpus Investment Fund
                183 Sully's Trail
                Pittsford, NY 14534

ACM Income      N/A                                      N/A            N/A


     The following table shows the percentage of ACM Income's shares on a pro forma basis after the Acquisition to be owned by the above listed stockholders, if the Acquisition had been consummated as of August 15, 2006.

                                                              Percentage of
                                                          Outstanding Shares of
                                                           ACM Income on a pro
                 Name and Address of Stockholder             forma basis
                 ----------------------------------   --------------------------
                 Aon Corporation/Aon Advisors, Inc.                 %
                 /Combined Insurance Company of
                 America
                 200 E. Randolph Street
                 Chicago, IL 60601

                 Karpus Management, Inc. d/b/a                      %
                 Karpus Investment Fund
                 183 Sully's Trail
                 Pittsford, NY 14534

                                   APPENDIX J
                           FINANCIAL HIGHLIGHTS TABLE

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Funds, whose reports, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

ACM Government Opportunity

                                                                                Year Ended July 31,
                                            ----------------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                             January 31,
                                                2006
                                             (unaudited)        2005           2004          2003           2002(a)         2001
                                            -------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period........    $8.50          $8.30          $8.46         $7.95          $7.99           $7.90
                                            ----------------------------------------------------------------------------------------
Income From Investment Operations
Net investment income(b)....................      .24(c)         .53(c)         .57           .67            .61             .69
Net realized and unrealized gain (loss)
    on investment and foreign currency
    transactions............................      .12            .20           (.07)          .56            .13             .12
                                            ----------------------------------------------------------------------------------------
Net increase in net asset value from
    operations..............................      .36            .73            .50          1.23            .74             .81
                                            ----------------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income........     (.24)          (.53)          (.60)         (.72)          (.61)           (.64)
Tax return of capital.......................       -0-            -0-            -0-           -0-          (.02)           (.08)
Distributions in excess of net investment
    income..................................       -0-            -0-            -0-           -0-          (.15)             -0-
Distributions from net realized gain on
    investments.............................     (.04)            -0-          (.06)           -0-            -0-             -0-
                                            ----------------------------------------------------------------------------------------
Total dividends and distributions...........     (.28)          (.53)          (.66)         (.72)          (.78)           (.72)
                                            ----------------------------------------------------------------------------------------
Net asset value, end of period..............    $8.58          $8.50          $8.30         $8.46          $7.95           $7.99
                                            ----------------------------------------------------------------------------------------
Market value, end of period.................    $7.70          $7.83          $8.29         $8.50          $9.20           $8.67
                                            ----------------------------------------------------------------------------------------
Premium/(Discount)..........................   (10.26)%        (7.88)%         (.12)%         .47%         15.72%          8.51%

Total Return
Total investment return based on:(d)
    Market value............................     1.96%           .86%          5.28%          .43%         16.45%          32.38%
    Net asset value.........................     4.66%          9.36%          5.90%        15.68%          9.30%          11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)... $110,688       $109,734       $106,990      $108,339       $100,554         $99,888
Ratio to average net assets of:
    Expenses, net of
    waivers/reimbursements..................    2.55%(e)       1.95%          1.54%(f)      1.83%          1.92%           2.88%
    Expenses, before
    waivers/reimbursements..................    2.65%(e)       2.00%          1.54%         1.83%          1.92%           2.88%
    Expenses, excluding interest expense....    1.24%(e)       1.32%          1.28%         1.35%          1.33%           1.45%
    Net investment income...................    5.62%(c)(e)    6.20%(c)       6.65%         7.88%          7.58%           8.69%
Portfolio turnover rate.....................      34%            64%           124%          100%           173%             98%

----------
(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Reflects a $1,125 waiver by the Adviser which had no effect to the ratio.

ACM Income

                                                                              Year Ended December 31,
                                            ----------------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                              June 30,
                                                2006
                                             (unaudited)        2005          2004(a)         2003           2002          2001(b)
                                            -------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period........      $8.25           $8.27           $8.39         $7.91          $7.87         $8.45

Income From Investment Operations
Net investment income (c)...................        .30             .66             .67           .76            .89           .76

Net realized and unrealized gain (loss) on
    investment and foreign currency
    transactions............................       (.31)            -0-           (.01)           .59            .07          (.11)
Net increase in net asset value from
    operations..............................       (.01)            .66             .66          1.35            .96           .65

Less: Dividends and Distributions
Dividends from net investment income........       (.32)           (.68)           (.78)         (.87)          (.85)          (.77)
Distributions in excess of net investment
    income..................................        -0-             -0-             -0-           -0-            -0-          (.07)
Tax return of capital.......................        -0-             -0-             -0-           -0-           (.07)          -0-
Total dividends and distributions...........       (.32)           (.68)           (.78)         (.87)          (.92)         (.84)

Less:  Fund Share Transactions
Dilutive effect of rights offering..........        -0-             -0-             -0-           -0-            -0-          (.32)
Offering costs charged to paid-in-capital in
    excess of par...........................        -0-             -0-             -0-           -0-            -0-          (.07)
Total fund share transactions...............        -0-             -0-             -0-           -0-            -0-          (.39)
Net asset value, end of period..............      $7.92           $8.25           $8.27         $8.39          $7.91         $7.87
Market value, end of period.................      $7.41           $8.28           $8.16         $8.58          $8.46         $7.30
Premium/(Discount)..........................      (6.44)%           .36%         (1.33)%         2.26%          6.95%        (7.24)%

Total Investment Return
Total investment return based on: (d)
    Market value............................      (6.94)%         10.18%           4.63%        12.50%         30.60%         7.80%
    Net asset value.........................       (.18)%          8.32%           8.44%        17.66%         13.27%         3.11%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)... $1,817,170      $1,889,926      $1,888,272    $1,904,853     $1,785,164    $1,764,895
Ratio to average net assets of:
    Expenses................................      3.04%(f)         2.46%           1.66%         1.67%          1.87%         2.31%
    Expenses, excluding interest expense (e)
                                                   .74%(f)          .79%            .98%         1.10%          1.26%         1.18%
    Net investment income...................      7.45%(f)         7.99%           8.27%         9.28%         11.69%         9.33%
Portfolio turnover rate.....................        90%             160%            139%          276%           414%          676%
Asset coverage ratio........................       413%             443%            492%          559%           376%          379%
Bank borrowing outstanding (in millions)....       $400            $400            $400          $400           $400          $300

----------
(a) As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale of common stock on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) Excludes net interest expense of 1.67%, .68%, .57%, .61% and 1.13%, respectively, on borrowings.

(f)  Annualized.

FORM OF PROXY CARD


                                           Vote by Touch-Tone Phone or by Mail!!
                    CALL: To vote by phone call toll-free 1-800-[___]-[____] and
                                               Follow the recorded instructions.
                    MAIL: Return the signed proxy card in the enclosed envelope.
                                 PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
                                       STOCKHOLDERS TO BE HELD DECEMBER 12, 2006

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

                      ACM Government Opportunity Fund, Inc.

The undersigned hereby appoints Christina Morse and Carol Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Meeting of Stockholders (the "Meeting") of ACM Government Opportunity Fund, Inc. (the "Fund"), to be held at 11:30 a.m., Eastern Time, on Tuesday, December 12, 2006 at the offices of the Fund at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

/x/  Please mark votes as in this example
--------------------------------------------------------------------------------

THE PROPOSAL Acquisition by ACM Income Fund, Inc. of all of the assets and the assumption of all of the liabilities of the Fund in exchange for shares of ACM Income Fund, Inc.

       FOR                            AGAINST                          ABSTAIN
       /_/                              /_/                                /_/

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting, any postponement or adjounrment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).

Please check here if you plan to attend the Meeting.

     /_/   I WILL ATTEND THE MEETING.

Please be sure to sign your name(s) exactly as it appears on this Proxy Card.


                  ------------------------------------------
                  Signature(s) of Stockholder(s)

                  Date: __________________________, 2006


                  ------------------------------------------
                  Signature(s) of Stockholder(s)

                  Date: __________________________, 2006


IMPORTANT: Please sign legibly and exactly as the name appears on this Proxy Card. Joint owners must EACH sign the Proxy Card. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

***PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***


SK 00250 0209 696971

                              ACM INCOME FUND, INC.

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                             October [_______], 2006

This Statement of Additional Information relates specifically to the proposed Acquisition (as defined in the Prospectus/Proxy Statement) wherein ACM Income Fund, Inc. ("ACM Income") would acquire all of the assets and assume all of the liabilities of ACM Government Opportunity Fund, Inc. ("ACM Government Opportunity") in exchange solely for shares of ACM Income, and cash in lieu of fractional shares for those shareholders who do not participate in ACM Government Opportunity's Dividend Reinvestment and Cash Purchase Plan ("DRIP") (ACM Income and ACM Government Opportunity are each a "Fund" and collectively, the Funds.)

AllianceBernstein, L.P. (the "Adviser") serves as investment adviser to the Funds. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement for the Funds dated October [________], 2006. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus/Proxy Statement prior to purchasing shares. A copy of the
Prospectus/Proxy   Statement  may  be  obtained   without  charge,   by  calling
1-800-221-5672. This Statement of Additional Information incorporates by reference the entire Prospectus/Proxy Statement.

                                TABLE OF CONTENTS

                                                                      Page

INVESTMENT OBJECTIVES AND POLICIES......................................2
INVESTMENT PRACTICES....................................................7
INVESTMENT RESTRICTIONS................................................12
RISK FACTORS AND SPECIAL CONSIDERATIONS................................13
MANAGEMENT OF THE FUNDS................................................17
VALUATION OF PORTFOLIO SECURITIES......................................31
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN...........................33
DESCRIPTION OF COMMON STOCK............................................35
PORTFOLIO TRANSACTIONS.................................................36
DISTRIBUTIONS..........................................................38
TAXATION...............................................................38
LEGAL MATTERS..........................................................43
EXPERTS................................................................43
FINANCIAL STATEMENTS...................................................44
APPENDIX A............................................................A-1


The following supplements the information contained in the Prospectus/Proxy Statement concerning the Funds. ACM Income and ACM Government Opportunity are each diversified closed-end investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL. The investment objective of ACM Income is to seek high current income consistent with preservation of capital. The primary investment objective of ACM Government Opportunity is high current income consistent with prudent investment risk, with a secondary investment objective of growth of capital. In seeking to achieve its investment objectives, each Fund invests principally in U.S. Government Securities (as defined below) and utilizes certain other investment techniques, including options and futures, intended to enhance income and reduce market risk. The Funds may also invest in other debt securities including those of foreign governmental issuers. ACM Government Opportunity may also invest in dividend-paying equity securities. The Funds are designed primarily for long term investment and investors should not consider any Fund to be a short-term trading vehicle. As with all investment companies, there can be no assurance that a Fund's objective will be achieved.

Each Fund has adopted a fundamental policy that it will invest at least 65% of its total assets in U.S. Government Securities (as defined below) and repurchase agreements pertaining to U.S. Government Securities. Each Fund's investment objective and fundamental policies (and its investment restrictions set forth below under "Investment Restrictions") may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities," which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. A Fund's other investment policies described below, except as set forth under "Investment Restrictions," are not fundamental and may be changed by the Fund without shareholder approval, but the Fund will not change its investment policies without contemporaneous notice to its shareholders.

U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, same of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks, and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

Government Guaranteed Mortgage-Related Securities--General. Mortgages backing the securities purchased by a Fund include, among others, conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares of common stock.

GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest in securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Rome Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

FNMA  Securities.   The  Federal  National  Mortgage  Association  ("FNMA")  was
established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

Zero Coupon Treasury Securities. A Fund may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of U.S. Treasury bonds and notes and hold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange
Commission ("SEC") has indicated, that, in its view these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government Securities. The Funds disagree with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. However, if such securities are deemed to be U.S. Government Securities a Fund will not be subject to any limitations on their purchase.

Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturity which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year.

Repurchase Agreements. A Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. ACM Income may not invest more than 35% of its assets in repurchase agreements. Currently, a Fund plans to enter into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. A Fund's Board of Directors ("Board") has established procedures, which are periodically reviewed by the Board, pursuant to which the Fund's Adviser monitor the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

General. U.S. Government Securities do not generally involve the credit risks associated with other types of interest-bearing securities although, as a result, the yields available from U.S Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

OTHER SECURITIES. While the principal investment strategies of the Funds emphasize investment in U.S. Government Securities, a Fund may, where consistent with its investment objective, invest in securities other than U.S. Government Securities, including (i) Foreign Government Securities and (ii) put and call options, futures contracts and options on futures contracts, options on foreign currencies, and forward foreign currency exchange contracts, as discussed below under the caption "Investment Practices."

The Funds may also invest up to 35% of their total assets in (i) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (ii) commercial paper of prime quality rated Prime 1 or higher by Moody's Investors Service, Inc. ("Moody's") or A-1 or higher by Standard and Poor's Corporation ("S&P") or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

ACM Income may also invest up to 35% of its total assets in investment grade corporate debt securities (including collateralized mortgage obligations). Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P normally provide higher yields than higher-rated securities but may be considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. ACM Income may also invest up to 35% of its net assets in lower-rated securities. Lower-rated securities are rated below Baa by Moody's or BBB by S&P or, if not rated, of comparable investment quality as determined by the Adviser.

ACM Government Opportunity may also invest in dividend paying equity securities although it may invest no more than 20% of its total assets in equity securities.

Foreign Government Securities. Each Fund may invest up to 35% of its total assets in Foreign Government Securities of issuers considered stable by the Fund's Adviser. The Funds may only invest on to 35% of their respective total assets in such securities. With respect to ACM Income, the Fund will not invest more than 25% of its total assets in the Foreign Government Securities of any one country.

Foreign Government Securities are obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities. The Adviser's determination that a particular country should be considered stable depends on the Adviser's evaluation of political and economic developments affecting the country as well as recent experience in the markets for Foreign Government Securities of the country. Examples of foreign governments which the Adviser currently considers to be stable, among others, are the governments of Canada, Japan, Sweden, Germany, the United Kingdom and Mexico. The percentage of a Fund's assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the economies, financial markets, and interest rate climates of the countries in which the investments are made and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. A Fund's portfolio of Foreign Government Securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. A Fund may also hold foreign currency for hedging purposes.

Investing in Foreign Government Securities involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The value of Foreign Government Securities investments will be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between currencies. Foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to settlement periods.

Collateralized Mortgage Obligations. Collateralized mortgage obligations are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificate, including in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

Scheduled distributions on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral, are sufficient to make timely payments of interest on the collateralized mortgage obligations, and to retire the collateralized mortgage obligations not later than their stated maturity. Since the rate of payment of principal of the collateralized mortgage obligations depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the collateralized mortgage obligations can occur significantly earlier than their stated maturity. The collateralized mortgage obligations may be subject to redemption under certain circumstances. Collateralized mortgage obligations bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, of by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

Illiquid Securities. Each Fund may invest up to 20% of its total assets in illiquid securities. These securities include, among others, (i) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids of offers), including any currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation. The Adviser will monitor such securities and in reaching decisions concerning their marketability will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (v) any applicable SEC interpretation or position with respect to such type of securities.

                              INVESTMENT PRACTICES

Options on U.S. and Foreign Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, a Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign exchanges and over-the-counter. A Fund may also write call options for cross-hedging purposes. There are no specific limitations on a Fund's writing and purchasing of options.

A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call or
(b) is greater than the exercise price of the call written and the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its Custodian. A put option written by a Fund is "covered" if the Fund maintains cash not available for investment or liquid high-grade debt securities with a value equal to the exercise price in a segregated amount with its Custodian, or else holds a put on the same security in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if a Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns of has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its Custodian cash or U.S. Government Securities in an amount not less than the market value of the underlying security, marked to market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by at least the amount of the premium. In purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by at least the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

If a put option written by a Fund were exercised the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. These risks involved in writing a call option is that there could be an increase in the market value or the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. A Fund retains the premium received from writing a put or call option whether or not the option is exercised.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

Futures Contracts and Options on Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of U.S. and Foreign Government Securities, or contracts based on financial indices including any index of U.S. and Foreign Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts
("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques are used only to hedge against anticipated future changes in market conditions and interest rates which otherwise might either adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

Each Fund's Board has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board for ACM Income has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that a Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures contracts of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts purchased by a Fund not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Board without considering the policies and concerns of the various applicable federal and state regulatory agencies.

Options On Foreign Currencies. A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over the counter. There is no specific percentage limitation on a Fund's investments in options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund's Custodian will place cash not available for investment or U.S. Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges. If the value of the securities placed in the segregated account declines, additional cash or U.S. Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Lending of Portfolio Securities. In order to increase income, a Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in the form of cash of U.S. Government Securities. Under a Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to a Fund and the Fund will have the right, on demand, to call back the loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, a Fund's Adviser (subject to review by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay a Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. A Fund may pay fees to arrange the loans. A Fund will not lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, Director, employee or affiliate of the Fund or the Adviser.

Forward Commitments. A Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event such as approval of a proposed financing by appropriate municipal authorities (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if sold, the proceeds to be received, in determining the net asset value ("NAV") of its shares. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rate and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if a Fund's Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued of forward transactions at prices inferior to then current market values. No forward commitments will be made by a Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, a Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid high-grade debt securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities, themselves. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

General Information Regarding Futures, Options and Forward Contracts. The successful use of the foregoing investment practices draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest and exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the use of these techniques or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities hedged of used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security or futures contract upon exercise. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or utilize them effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations.

Short Sales. A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, a Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) would be held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. It is the Funds' present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. Certain special federal income tax considerations may apply to short sales, which are entered into by a Fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Swap Agreements. The Funds may enter into swaps on sovereign debt obligations to protect themselves from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                             INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities as defined above. The percentage limitations set forth below, as well as those described in the Prospectus/Proxy Statement and elsewhere in this Statement of Additional Information, apply only at the time an investment is made or other relevant action is taken by a Fund.

     Each Fund will not:

     1. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply with respect to investments in U.S. Government Securities (and investments in Foreign Government Securities, with respect to ACM Government Opportunity);

     2. Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

     3. Borrow money, except a Fund may borrow (a) from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act, and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     5. Participate on a joint or joint and several basis in any securities trading account;

     6.   Invest in companies for the purpose of exercising control;

     7. Invest in illiquid securities, including direct placements or other securities which are subject to legal or contractual restriction on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 20% of the Fund's net assets (taken at market value) would be invested in such securities. For purposes of this restriction, repurchase agreements not terminable within seven days will be deemed illiquid. Options purchased by the Fund in privately negotiated transactions and the securities covering options written by the Fund in privately negotiated transactions are not subject to this limitation;

     8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

     9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed income securities and related options and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

ACM Government Opportunity has an additional investment restriction in that it will not purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

General. The NAV of shares of a Fund varies as the aggregate value of the Fund's portfolio securities increases or decreases. A Fund's NAV changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. If the Adviser's expectation of changes in interest rates or its evaluation of the normal yield relationships in the fixed-income markets proves to be incorrect, a Fund's income, NAV and potential capital gain may be decreased or its potential capital loss may be increased.

Although changes in the value of a Fund's portfolio securities subsequent to their acquisition are reflected in the Fund's NAV, such changes will not affect the income received by the Fund from such securities. The dividends paid by a Fund increase or decrease in relation to the income received by the Fund from its investments, which is reduced by the Fund's expenses before being distributed to the Fund's shareholders.

The Fund's use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal under certain market conditions.

For these reasons, an investment in shares of the Fund should not constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation inherent in seeking higher income.

Borrowing. A Fund may, if and when market conditions dictate, borrow, including on a secured basis, from bank or other entities in privately arranged transactions to increase the money available to the Fund to invest in securities when the Fund believes that the income from the securities financed will be greater than the interest expense paid on the borrowing. Such borrowings involve additional risk to a Fund, since the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. A Fund may also borrow to finance repurchases of or tender offers for its shares when the Fund deems it desirable in order to avoid the untimely disposition of portfolio securities. A Fund reserves the right to issue preferred stock, commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors.

A Fund may borrow to the maximum extent permitted under the 1940 Act. The 1940 Act requires a Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act. In addition, a Fund may not make any cash distributions to its shareholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). This limitation on a Fund's ability to make distributions could under certain circumstances impair the Fund's ability to maintain its qualification for taxation as a registered investment company.

A Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Such borrowings are not subject to the asset coverage restrictions set forth in the preceding paragraph.

Any investment gains made with the proceeds obtained from borrowings in excess or interest paid on the borrowings will cause the net income per share or the NAV per share of a Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, then the net income per share or NAV per share of the Fund's common stock will be less than would otherwise be the case. This is the speculative factor know as "leverage."

Effects of Leverage. Utilization of leverage, which is usually considered speculative, involves certain risks to shareholders. These include a higher volatility of the NAV of the common stock, caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the interest rates on a Fund's indebtedness will affect the return to shareholders, with increases in such rates decreasing such return.

To the extent that the current interest rate on a Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to shareholders will be reduced, and if the current interest rate on the indebtedness were to exceed the net return on such portion of the Funds' portfolio, the Fund's leverage would result in a lower rate of return to shareholders and in a lower NAV than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet interest requirements on the indebtedness or if a Fund failed to maintain the asset coverage required by the 1940 Act, it could be necessary for the Fund to liquidated certain of its investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Investments in Foreign Government Securities. Investing in Foreign Government Securities involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The value of Foreign Government Securities investments will be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connections with conversions between various currencies. Foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

Investments in Lower-Rated Securities. (ACM Income) Securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

The Adviser will try to reduce risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities.

In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

Ratings of securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A for a description of Moody's and S&P's bond ratings.

Certain lower-rated securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Repurchase of Shares. In recognition of the possibility that a Fund's shares might trade at a discount to NAV, each Fund's Board has determined that it would be in the interest of shareholders for the Fund to attempt to reduce or eliminate such a market value discount should it exist. To that end, each Fund's Board presently contemplates that a Fund may from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at NAV. Each Fund's Board presently intends each quarter to consider the making of a tender offer. The Boards may at any time, however, decide that a Fund should not make a tender offer.

Subject to a Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tender offers. Interest on any such borrowing will reduce the Fund's net income.

There can be no assurance that repurchases and/or tender offers will result in a Fund's shares trading at a price equal to their NAV. Each Fund anticipates that the market price of its shares will from time to time vary from NAV. The market price of a Fund's shares will, among other things, be affected by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between market price and NAV. In the opinion of the Adviser, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

Although each Fund's Board believes that share repurchases and tender offers might, in certain circumstances have a favorable effect an the market price of a Fund's shares, it should be recognized that the acquisition of shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Even if a tender offer has been made, it is a Board's policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions if consummated, would (a) result in the delisting of the Fund's shares from the New York Stock Exchange ("NYSE") (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders fall below 1,200), or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment policies and objective in order to repurchase shares; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE of any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares were repurchased. A Board may modify these conditions in light of experience.

Any tender offer made by ACM Income will be at a price equal to the NAV of the shares on a date subsequent to the Fund's receipt of all tenders. Any tender offer made by ACM Government Opportunity will be at a price equal to the NAV per share determined at the close of business on the day the offer terminates. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by a Fund's Board, a shareholder wishing to accept the offer will be required to tender all (but not less thin all) of the shares owned by such shareholder (or attributed to the shareholder for federal income tax purposes under Section 318 of the
Code). A Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering shareholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. A Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, a Fund's shareholders will be able to obtain the Fund's current NAV by use of a toll-free telephone number.

If a Fund must liquidate portfolio securities in order to purchase Fund shares tendered, the Fund may realize gains and losses. If the portfolio securities sold are "Section 998" items, a Fund's distributable net investment income could be positively or adversely affected. The portfolio turnover rate of a Fund may or may not be affected by the Fund's repurchase of shares pursuant to a tender offer.

Possible Future Conversion to Open-End Investment Company. If, during any fiscal year of a Fund, (i) shares of the Fund's common stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and (ii) during such year the Fund receives written requests from the holders of 10% or more of the Fund's outstanding shares of common stock that such a proposal be submitted to the Fund's shareholders, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Charter. Such amendment would provide that, upon its adoption by the holders of 66 2/3% of a Fund's outstanding shares of common stock, the Fund will convert from a closed-end to an open-end investment company. The 66 2/3% vote requirement is higher than the minimum vote required under the 1940 Act. If a Fund converted to an open-end investment company, it would be able to continuously issue and offer shares of its common stock and each outstanding share of the Fund's common stock could be presented to the Fund at the option of the holder thereof for redemption at net asset value per share. In such event, a Fund might be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE.

A Fund cannot predict whether any repurchase of shares made while the Fund is a closed-end investment company (as described under "Repurchase of Shares" above) would increase or decrease the discount from NAV. To the extent that any such repurchase decreased the discount from NAV to below 10% during the measurement period described in (i) above, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open-end investment company at the next annual meeting of shareholders.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

The Directors and principal officers of a Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Each Director and officers is affiliated as such with one or more of the other registered investment companies sponsored by the Adviser.

Directors
---------

                                  Fund                           Principal Occupation During
Name, Address and                 First Year                     the Past Five Years and Other
Date of Birth                     Elected          Office        Affiliations
-------------                     -------          ------        ------------

Marc O. Mayer*                    2003             President     Executive Vice President of the
1345 Avenue of the Americas                                      Adviser since 2001 and Executive
New York, NY 10105                                               Managing Director of
10/2/57                                                          AllianceBernstein Investments, Inc.
                                                                 ("ABI") since 2003; prior thereto, he
                                                                 was head of AllianceBernstein
                                                                 Institutional Investments, a unit of
                                                                 the Adviser, from 2001-2003; prior
                                                                 thereto, Chief Executive Officer of
                                                                 Sanford C. Bernstein & Co., LLC
                                                                 (institutional research and brokerage
                                                                 arm of Bernstein & Co. LLC ("SCB &
                                                                 Co.")) and its predecessor since
                                                                 prior to 2001.  He is a Director of
                                                                 SCB Partners, Inc. and SCB, Inc.

William H. Foulk, Jr., +**        1988             Chairman      Investment Adviser and an independent
P.O. Box 5060                                      Director      consultant. He was formerly Senior
Greenwich, CT 06831-0505                                         Manager of Barrett Associates, Inc.,
9/7/32                                                           a registered investment adviser, with
                                                                 which he had been associated since
                                                                 prior to 2001.  He was formerly
                                                                 Deputy Comptroller and Chief
                                                                 Investment Officer of the State of
                                                                 New York and, prior thereto, Chief
                                                                 Investment Officer of the New York
                                                                 Bank for Savings.

David H. Dievler, +               ACM Income -     Director      Independent Consultant. Until
P.O. Box 167                      1987                           December 1994, he was Senior Vice
Spring Lake, NJ 07762             ACM Government                 President of Alliance Capital
10/23/29                          Opportunity -                  Management Corporation ("ACMC")
                                  1988                           responsible for mutual fund
                                                                 administration. Prior to joining ACMC
                                                                 in 1984, he was Chief Financial
                                                                 Officer of Eberstadt Asset Management
                                                                 since 1968.  Prior to that, he was a
                                                                 Senior Manager at Price Waterhouse &
                                                                 Co. Member of the American Institute
                                                                 of Certified Public Accountants since
                                                                 1953.

John H. Dobkin, +                 1988             Director      Consultant. Formerly President of
P.O. Box 12                                                      Save Venice, Inc. (preservation
Annandale, NY 12504                                              organization) from 2001 - 2002, a
2/19/42                                                          Senior Advisor from June 1999 - June
                                                                 2000 and President of Historic Hudson
                                                                 Valley (historic preservation) from
                                                                 December 1989 - May 1999. Previously,
                                                                 Director of the National Academy of
                                                                 Design and during 1988 - 1992,
                                                                 Director and Chairman of the Audit
                                                                 Committee of ACMC.

Michael J. Downey, +              2005             Director      Consultant since January 2004.
c/o AllianceBernstein L.P.                                       Formerly managing partner of
Attention: Philip L. Kirstein                                    Lexington Capital, LLC (investment
1345 Avenue of the Americas                                      advisory firm) from December 1997
New York, NY 10105                                               until December 2003. Prior thereto,
1/26/44                                                          Chairman and CEO of Prudential Mutual
                                                                 Fund Management from 1987 to 1993.
                                                                 Director of Asia Pacific Fund, Inc.
                                                                 and The Merger Fund.

D. James Guzy, +                  2005             Director      Chairman of the Board of PLX
P.O. Box 128                                                     Technology (semi-conductors) and of
Glenbrook, NV 89413                                              SRC Computers Inc., with which he has
3/7/36                                                           been associated since prior to 2001.
                                                                 He is also President of the Arbor
                                                                 Company (private family
                                                                 investments).  He is a director of
                                                                 Intel Corporation (semi-conductors),
                                                                 Cirrus Logic Corporation
                                                                 (semi-conductors),  and the Davis
                                                                 Selected Advisors Group of Mutual
                                                                 Funds.

Nancy P. Jacklin, +               2006             Director      Formerly U.S. Executive Director of
4046 Chancery Court, NW                                          the International Monetary Fund
Washington, DC  20007                                            (December 2002-May 2006); partner,
5/22/48                                                          Clifford Chance (1992-2002); Senior
(2006)                                                           Counsel, International Banking and
                                                                 Finance, and Associate General
                                                                 Counsel, Citicorp (1985-1992);
                                                                 Assistant General Counsel
                                                                 (International), Federal Reserve
                                                                 Board of Governors (1982-1985); and
                                                                 Attorney Advisor, U.S. Department of
                                                                 the Treasury (1973-1982).  Member of
                                                                 the Bar of the District of Columbia
                                                                 and of New York; member of the
                                                                 Council on Foreign Relations.

Marshall C. Turner, Jr., +        2005             Director      Principal of Turner Venture
220 Montgomery Street                                            Associates since before 2001.  From
Penthouse 10                                                     2003 until May 31, 2006, he was CEO
San Francisco, CA                                                of Toppan Photomasks, Inc., Austin,
94104-3402                                                       Texas.  (Semi-conductor manufacturing
10/10/41                                                         services).  He is also a director of
                                                                 the George Lucas Educational
                                                                 Foundation and National Datacast, Inc.

* "Interested person" as defined in the Investment Company Act of 1940, as amended, of each Fund because of an affiliation with each Fund's investment adviser, AllianceBernstein L.P.

+ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

During a Fund's fiscal year ended in 2005, the Board of ACM Income met 10 times and the Board of ACM Government Opportunity met 9 times. The Funds do not have a policy that requires a Director to attend annual meetings of shareholders.

Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During a Fund's fiscal year ended in 2005, the Audit Committee of each of the Funds met 3 times. During a Fund's fiscal year ended in 2005, the Governance and Nominating Committee of ACM Income met 7 times and of ACM Government Opportunity met 6 times.

Each Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on Investor Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board.
 The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of a Fund and the candidate's ability to qualify as a disinterested Director.

The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during a Fund's most recently completed fiscal year.

The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory Agreements. During a Fund's fiscal year ended in 2005, the Independent Directors Committee of ACM Income met 11 times and of ACM Government Opportunity met 6 times.

Officers
--------

Marc O. Mayer            President and           See biography above.
10/2/57                  Chief
                         Executive
                         Officer

Philip L. Kirstein       Senior Vice             Senior Vice President and Independent
5/29/45                  President and           Compliance Officer of the
                         Independent             AllianceBernstein Funds, with which he has
                         Compliance              been associated since October 2004.  Prior
                         Officer                 thereto, he was Of Counsel to Kirkpatrick
                                                 & Lockhart, LLP from October 2003 to
                                                 October 2004, and General Counsel of
                                                 Merrill Lynch Investment Managers, L.P.
                                                 since prior to 2001 until March 2003.

Andrew M. Aran           Vice President          Senior Vice President of the Adviser**,
4/24/57                                          with which he has been associated since
                                                 prior to 2001.
Paul J. DeNoon           Vice President          Senior Vice President of the Adviser**,
4/18/62                                          with which he has been associated since
                                                 prior to 2001.

Gershon Distenfeld       Vice President          Vice President of the Adviser**, with
12/30/75                                         which he has been associated since prior
                                                 to 2001.
Michael L. Mon           Vice President          Senior Vice President of the Adivser**,
3/2/69                                           with which has been associated since prior
                                                 to 2001.

Douglas J. Peebles       Vice President          Executive Vice President of the Adviser**,
8/10/65                                          with which he has been associated since
                                                 prior to 2001.

Kewjin Yuoh              Vice President          Vice President of the Adviser** since
3/11/71                                          March 2003.  Prior thereto, he was a Vice
                                                 President of Credit Suisse Asset
                                                 Management since prior to 2001.
Emilie D. Wrapp          Secretary               Senior Vice President, Assistant General
11/13/55                                         Counsel and Assistant Secretary of ABI**,
                                                 with which she has been associated since
                                                 prior to 2001.

Joseph J. Mantineo       Treasurer and           Senior Vice President of ABIS**, with
3/28/50                  Chief                   which he has been associated since prior
                         Financial               to 2001.
                         Officer

Vincent S. Noto          Controller              Vice President of ABIS**, with which he
12/14/64                                         has been associated since prior to 2001.

**   The Adviser, ABI and ABIS are affiliates of the Fund.

A Fund does not pay any fees to, or reimburse expenses of, any Director during a time when such Director is considered an "interested person" of the Fund, as defined by the 1940 Act. The aggregate compensation paid by each Fund to each of its Directors during it respective fiscal year ended in 2005, the aggregate compensation paid to each of the Directors during calendar year 2005 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                Total           Total
                                                                Number of       Number of
                                                                Investment      Investment
                                              Total             Companies       Portfolios
                                              Compensation      in the          within the
                                              from the          Alliance-       Alliance-
                                              Alliance-         Bernstein       Bernstein
                                              Bernstein         Fund            Fund
                          Aggregate           Fund              Complex,        Complex,
                          Compensation        Complex,          Including       Including
                          from Each           Including         the Funds,      the Funds,
                          Fund During         the Funds,        as to which     as to which
                          its Fiscal          During            the Director    the Director
                          Year Ended          Calendar          is a Director   is a Director
Name of Director          in 2005             Year 2005         or a Trustee    or a Trustee
----------------          -------             ---------         ------------    ------------
Marc O. Mayer             $            0      $       0             41              111
                          ACM Income
                          $            0
                          ACM Government
                          Opportunity

William H. Foulk, Jr.     $        8,113       $487,625             43              113
                          ACM Income
                          $        7,464
                          ACM Government
                          Opportunity

David H. Dievler          $        4,724       $269,125             42              112
                          ACM Income
                          $        4,631
                          ACM Government
                          Opportunity

John H. Dobkin            $        5,365       $263,125             41              111
                          ACM Income
                          $        4,805
                          ACM Government
                          Opportunity

Michael J. Downey         $        4,797       $240,625             41              111
                          ACM Income
                          $        2,228
                          ACM Government
                          Opportunity

D. James Guzy*            $            0       $ 32,000             41              111
                          ACM Income
                          $            0
                          ACM Government
                          Opportunity

Nancy P. Jacklin*         $            0      $       0             41              111
                          ACM Income
                          $            0
                          ACM Government
                          Opportunity

Marshall C. Turner, Jr.*  $            0        $28,500             41              111
                          ACM Income
                          $            0
                          ACM Government

* Messrs. Guzy and Turner did not become Directors for the Funds until December 15, 2005 and were directors for only one fund in the AllianceBernstein Fund Complex prior to November 15, 2005. Ms. Jacklin did not become a Director for the Funds until June 14, 2006.

As of January 27, 2006, each of the Directors of each Fund owned less than 1% of the shares of such Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of each such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                                   Aggregate Dollar
                                                                   Range of Equity
                                                                   Securities in the
                                                                   Funds in the
                                                                   AllianceBernstein
                                                                   Fund Complex
                          Dollar Range of Equity Securities        as of
Name of Director          in a Fund as of January 27, 2006         January 27, 2006
----------------          --------------------------------         ----------------
Marc O. Mayer             None                                     over $100,000

William H. Foulk, Jr.     $10,001-$50,000 ACM Income               over $100,000
                          $1-$10,000 ACM Government Opportunity

David H. Dievler          $10,001-$50,000 ACM Income               over $100,000
                          $1-$10,000 ACM Government Opportunity

John H. Dobkin            None                                     over $100,000

Michael J. Downey         $50,001-$100,000 ACM Income              over $100,000
                          None  ACM Government Opportunity

D. James Guzy*            None                                     $50,000 - $100,000

Nancy P. Jacklin*         None                                                    $0

Marshall C. Turner, Jr.*  None                                     over $100,000

* Messrs. Guzy and Turner did not become Directors for the Funds until December 15, 2005 and were directors for only one fund in the AllianceBernstein Fund Complex prior to November 15, 2005. Ms. Jacklin did not become a Director for the Funds until June 14, 2006.

Each Fund, the Adviser and each Fund's principal underwriter have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes do permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. These Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room call the SEC at 1-202-551-8090. In addition, these Codes are available on the SEC's Internet site at http://www.sec.gov or upon request (for a duplicating fee) at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102

Adviser

The Funds' investment adviser, AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105, is a leading international investment adviser managing client accounts with assets as of June 30, 2006 totaling more than $625 billion (of which more than $88 billion represented the assets of investment companies). As of June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nations' FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 45 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.7% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

As of June 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.6% of the issued and outstanding Alliance Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.6% in the Adviser. As of June 30, 2006, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

The Advisory Agreements for ACM Income, and ACM Government Opportunity became effective on April 21, 1988 and August 25, 1988. Each Fund's Advisory Agreement was approved by the vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act, of any such party, at a meeting called and held for that purpose.

The Adviser provides investment advisory services and order placement facilities for each of the Fund's and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish a Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to a Fund's Board to serve as the Fund's officers. Each Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to a Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board.

Under their Advisory Agreements, the Funds pay the Adviser the following management fees:

     ACM Income: the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and, 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the "Income Component"). The monthly advisory fee shall not exceed in the aggregate 1/12th of .95% of the Fund's average weekly net assets during each respective month (approximately .95% on an annual basis).

     ACM Government Opportunity: the Fund pays the Adviser a monthly advisory fee equal to .0625% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75% of the average weekly net assets). Such fee is accrued daily and paid monthly.

For the fiscal years ended December 31, 2005, 2004 and 2003, ACM Income paid advisory fees to the Adviser that, in the aggregate, amounted to $12,868,827, $14,791,745 and $15,753,531, respectively. For the fiscal year ended July 31, 2005, 2004 and 2003, ACM Government Opportunity paid advisory fees to the Adviser that, in the aggregate, amounted to $824,374, $827,555 and $809,457, respectively.

For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of a Fund for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of a Fund on the Fund business day immediately preceding such Friday. This advisory fee may be greater than that paid by most funds. In addition to payments to the Adviser under the Advisory Agreement, the Fund pays certain other costs.

As to the obtaining of services other than those specifically provided to a Fund by the Adviser, a Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to a Fund at cost and the payments specifically approved by the Fund's Board.

Each Fund's Advisory Agreement is terminable with respect to that Fund without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. Each Fund's Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Advisory Agreements for the Funds continue in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement of each Fund was approved by the Board, including a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party, at a Meeting held on December 14, 2005.

Portfolio Managers

The  dollar  ranges  of  ACM  Income's  equity   securities  owned  directly  or
beneficially by the Fund's portfolio managers as of December 31, 2005 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN ACM INCOME

         Andrew M. Aran
         Paul J. DeNoon
         Gershon Distenfeld
         Douglas J. Peebles
         Kewjin Yuoh

ACM Income
----------

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2005.

REGISTERED INVESTMENT COMPANIES
(excluding ACM Income)


                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                                                      Investment    Investment
                     Total Number    Total Assets     Companies     Companies
                     of Registered   of Registered    Managed       Managed
                     Investment      Investment       with          with
                     Companies       Companies        Performance-  Performance-
Portfolio Manager    Managed         Managed          based Fees    based Fees
-----------------    -------         -------          ----------    ----------

Andrew M. Aran          1              118,855,462      None          None
Paul J. DeNoon          9            3,817,439,190      None          None
Gershon Distenfeld     [ ]           [           ]     [None]        [None]
Douglas J. Peebles      2              758,722,802      None          None
Kewjin Yuoh             3            1,636,205,821      None          None



POOLED INVESTMENT VEHICLES

                                                                    Total
                                                     Number        Assets
                                                     of Pooled     of Pooled
                     Total           Total           Investment    Investment
                     Number          Assets          Vehicles      Vehicles
                     of Pooled       of Pooled       Managed       Managed
                     Investment      Investment      with          with
                     Vehicles        Vehicles        Performance-  Performance-
Portfolio Manager    Managed         Managed         based Fees    based Fees
-----------------    -------         -------         ----------    ----------

Andrew M. Aran         None           None              None           None
Paul J. DeNoon         4              7,282,230,675     None           None
Gershon Distenfeld    [ ]            [            ]    [None]         [None]
Douglas J. Peebles     3                829,324,752     None           None
Kewjin Yuoh           None            None              None           None


OTHER ACCOUNTS


                                                                   Total
                                                     Number of     Assets
                                                     Other         of Other
                     Total           Total           Accounts      Accounts
                     Number          Assets          Managed       Managed
                     of Other        of Other        with          with
                     Accounts        Accounts        Performance-  Performance-
Portfolio Manager    Managed         Managed         based Fees    based Fees
-----------------    -------         -------         ----------    ----------

Andrew M. Aran           2             188,111,810     2           188,111,810
Paul J. DeNoon           None        None             None           None
Gershon Distenfeld      [ ]          [           ]     [None]        [None]
Douglas J. Peebles       1              42,911,309    None           None
Kewjin Yuoh              8           1,044,424,636    1            515,977,908

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): the Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(1)


-------------------
(1)  Prior  to  2002,   investment   professional   compensation  also  included
     discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


     (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Adviser.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein LargeCap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein
Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Short Duration Portfolio, AllianceBernstein Tax-Managed International Portfolio, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Administrator

Under administration agreements, Princeton Administrators, L.P., a limited partnership with principal offices in Princeton, N.J. serves as administrator for ACM Income. The Adviser serves as administrator for ACM Government Opportunity. Under the administrative agreements, Princeton Administrators, L.P. and the Adviser perform standard administrative services for the Funds.

     Under the administration agreements, the Funds pay the fees set forth below:

     ACM Income: The Fund pays a fee at the annual rate of .02 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

     ACM Government Opportunity: The Fund pays an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. Currently, the Adviser has voluntarily agreed to waive a portion of its administrative fees so as to charge the Fund at a reduced annual rate of .05% of the Fund's average weekly net assets.

For the fiscal years ended December 31, 2005, 2004 and 2003, ACM Income paid administrative fees to Princeton Administrators, L.P. that, in the aggregate, amounted to $376,793, $1,603,136 and $2,845,210, respectively. For the fiscal years ended July 31, 2005, 2004 and 2003, ACM Government Opportunity paid administrative fees to the Adviser that, in the aggregate, amounted to $164,875, $165,511 and $161,892, respectively.

Shareholder Servicing

AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides shareholder services for the Funds. The Funds reimburse ABIS for these services. For these services and for the fiscal years ended December 31, 2005, 2004 and 2003 ACM Income paid ABIS $9,660, $7,850 and $13,060, respectively. For these services and for its fiscal years ended July 31, 2005, 2004 and 2003 ACM Government Opportunity paid ABIS $445, $360 and $3,710, respectively.

Custodian and Transfer Agent

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, serves as custodian for ACM Income. Bank of New York, One Wall Street, New York, NY 10286 serves as the custodian for ACM Government
Opportunity. Equiserve Trust Company, N.A ("Equiserve") serves as the transfer agent for ACM Income. Computershare Trust Company, N.A. ("Computershare"), P.O. Box 43010, Providence, RI 02940-3010 serves as the transfer agent for ACM Opportunity.

For these services and for the fiscal years ended December 31, 2005, 2004 and 2003. ACM Income paid State Street $543,446, $566,993 and $580,491, respectively; and paid and Equiserve $324,137, $401,260 and $375,095, respectively. For these services and for the fiscal years ended July 31, 2005, 2004 and 2003, ACM Opportunity, paid Bank of New York $187,777, $157,660 and $175,687, respectively; and paid and Computershare $56,677, $48,545 and $53,488, respectively.

                        VALUATION OF PORTFOLIO SECURITIES

Each Fund calculates and makes available for weekly publication the NAV of its shares of common stock. The NAV per share of a Fund's common stock is determined as of the close of trading on the NYSE each Friday or, when Friday is not a Fund business day, on the immediately preceding Fund business day, by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing by the total number of the Fund's shares of common stock then outstanding.

In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at faire value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United Stated over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

Listed put and call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value.)

Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account may factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealers quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

All other assets of a Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally competed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith by fair value by, or in accordance with procedures established by, the Board of Directors.

The Board of Directors may suspend the determination of a Fund's net asset value subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets.

For purposes of determining a Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Shareholders of each Fund whose shares are registered in their own names may elect to be participants in each Fund's DRIP, under which dividends and capital gain distributions to shareholders will be paid or reinvested in additional shares of a Fund (the "Dividend Shares"). Equiserve (the "Agent") serves as the agent for participants under the DRIP for ACM Income.

Shareholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by the Agent, as dividend disbursing agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. The federal income tax treatment of reinvestment is described under "Taxation."

A shareholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholders name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder's election.

Under a DRIP and commencing not more than five business days before the dividend payment date, purchases of a Fund's shares may be made by the Agent, on behalf of the participants in the DRIP, from time to time to satisfy dividend reinvestments under the DRIP. Such purchases by the Agent on or before the dividend payment date may be made on the NYSE or elsewhere at any time when the price plus estimated commissions of a Fund's common stock on the NYSE is lower than the Fund's most recently calculated NAV per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the DRIP, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share NAV, the Agent, on behalf of the participants in the DRIP, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of a Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the NAV per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the common stock on the NYSE on the payment date is less than a Fund's NAV per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the NAV of a Fund share, the average per share purchase price paid by the Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

Participants in a DRIP have the option of making additional cash payments to the Agent, semi-annually, in any amount of $100 or more for investment in a Fund's shares. The Agent uses all funds received from participants to purchase Fund shares in the open market on or about each January 15 and July 15. Participants' cash payments are also used to acquire Fund shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Agent, participants should send in voluntary cash payments to be received by the Agent not later than five business days before each January 15 and July 15. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than 30 days prior to these dates will be returned by the Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

The Agent will maintain all shareholders' accounts in a DRIP and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the DRIP.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Agent will administer the DRIP on the basis of the number of shares certificated from time to time by the record shareholders as representing the total amount registered in the record shareholders' name and held for the account of beneficial owners who are to participate in the DRIP.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.

Shareholders participating in a DRIP may receive benefits not available to shareholders not participating in a Plan. If the market price plus commissions of a Fund's shares is above the NAV, participants in a DRIP will receive shares of a Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, participants will receive distributions in shares with a NAV greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below NAV. Also, since a Fund does not redeem it shares, the price on resale may be more or less than the NAV.

In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under a DRIP may indicate that changes are desirable. Accordingly, a Fund reserves the right to amend or terminate a DRIP as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the DRIP at least 90 days before the record date for such dividend or distribution. A DRIP may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the DRIP. There is no service charge to participants in a DRIP; however, a Fund reserves the right to amend the DRIP to include a service charge payable to the Agent by the participants. All correspondence concerning the DRIPs for ACM Income should be directed to Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or for ACM Government Opportunity at PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

                           DESCRIPTION OF COMMON STOCK

Common Stock of the Funds

Each Fund is authorized to issue up to 300,000,000 shares of common stock, par value $.01 per share. As of August 15, 2006, ACM Income and ACM Government Opportunity had [____________] and [____________] shares outstanding, respectively. The Funds' shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares of each Fund outstanding are, and the shares of ACM Income, when issued upon the Acquisitions will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any Directors. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of shareholders each year.

Certain   Anti-Takeover   Provisions   of  the  Fund's   Charters   Articles  of
Incorporation and By-Laws

The Funds presently have provisions in their Charters, and By-Laws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquired control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's Directors or shareholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. The Board of Directors of each Fund is divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class of Directors expires. Accordingly, only those Directors in one class maybe changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for reelections and under SEC regulations procedures are available for including shareholders proposals in management's annual proxy statement). Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of Directors. Under Maryland law and a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitles to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and amendment to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

          (ii) issuance of any securities of the Fund to any person or entity for cash;

         (iii) sale, lease ore exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

If such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal shareholder"). However, such vote would not be required where, under certain condition, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets the affirmative vote of a majority of the outstanding shares of a Fund would nevertheless be required.

The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. However, they provide the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of a Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. A Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by a Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

A Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Brokerage Allocation and Other Practices

Neither a Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

The investment  information provided to the Adviser is of the types described in
Section  28(e)(3)  of the  Securities  Exchange  Act of 1934 and is  designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through whom a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund. A Fund will deal in some instances in equity securities, which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

A Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with a Fund's objective of obtaining the best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The  following   table  shows  the  brokerage   commission  paid  on  investment
transactions for the last three fiscal years:

       Fund                                 Brokerage Commission Paid ($)
       ----                                 -----------------------------

  ACM Income (Fiscal Year End -
  December 31)
       2005                                           $0
       2004                                           $0
       2003                                           $0
  ACM Government Opportunity
  (Fiscal Year End - July 31)
       2005                                           $0
       2004                                           $0
       2003                                           $0

                                  DISTRIBUTIONS

Each Fund intends to distribute monthly its net investment income. Net short-term capital gains, if any, will normally be distributed quarterly and net long-term capital gains, if any, will normally be distributed annually.

                                    TAXATION

The following summary addresses only the principal United States federal income tax considerations pertinent to a Fund and to shareholders of the Fund. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for a Fund and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of a Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

General

Each Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

The information set forth in the Prospectus/Proxy Statement and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions

Each Fund intends to make timely distributions of its taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. Each Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. A Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year (or December 31 if elected by the Fund) and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually received the dividend.

Dividends of a Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since each Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations. Furthermore, it is expected that none of a Fund's distributions be treated as "qualified dividend income," which is taxable to individuals, trusts and estates at preferential tax rates if paid on or before December 31, 2010.

Distributions of net capital gain by a Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

After the end of the taxable year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

Sales

Any gain or loss arising from a sale of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of such distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to a Fund's DRIP would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Backup Withholding

A Fund generally will be required to withhold tax (currently, at the rate of 28%) of reportable payments (which may include dividends and distributions of net capital gain) payable to a noncorporate shareholder unless the shareholder certified on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of a Fund

The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

Currency Fluctuations --"Section 988" Gains or Losses

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Options Futures Contracts, and Forward Foreign Currency Contracts

Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

The Treasury Department has the authority to issue regulations that would permit or require a Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which a Fund intends to engage.

With respect to over-the-counter put and call options or options traded on certain foreign exchanges, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Tax Straddles

Any option, futures contract, forward foreign currency contract, other forward contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is capital. No such regulations have yet been issued. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

Zero Coupon Treasury Securities

Under current federal tax law, a Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. A Fund may realize a gain or loss from such sales. In the event a Fund realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.

Government Guaranteed Mortgage Pass-Through Securities

Mortgage pass-through securities such as GNMA Certificates, FNMA Certificates, and FHLMC Certificates generally are taxable as trusts for Federal income tax purposes, with the certificate holders treated as the owners of the trust involved. As a result, payments of interest, principal and prepayments made on the underlying mortgage pool are taxed directly to certificate holders such as a Fund. Payments of interest, principal and prepayments made on the underlying mortgage pool will therefore generally maintain their character when received by a Fund.

Foreign Taxes

Investment income received by a Fund from foreign government securities may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitles a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

Other Taxation

The foregoing is a brief summary of the federal tax laws applicable to investors in the Funds. Investors may also be subject to state and local taxes, although distributions of a Fund that are derived from interest on certain obligations to the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states.

                                  PROXY VOTING

You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                  LEGAL MATTERS

Certain legal matters concerning the Funds and their participation in the Acquisition, the issuance of ACM Income shares in connection with the Acquisition and the tax consequences of the Acquisition will be passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, counsel to the Funds.

                                     EXPERTS

The audited financial information in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, the independent registered public accounting firm for the Funds, 787 Seventh Avenue, New York, NY 10019, given on its authority as experts in auditing and accounting.

-------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The Financial Statements required under Item 14 of Form N-14 are incorporated by reference herein from the:

1. ACM Income Fund, Inc. Annual Report for the period ended December 31, 2005, filed with the SEC on March 10, 2006 (File No. 811-05207).

2. ACM Income Fund, Inc., Semi-Annual Report for the period ended June 30, 2006, filed with the SEC on September 7, 2006 (File No. 811-05207).

3. ACM Government Opportunities Fund, Inc. Annual Report for the period ended July 31, 2005 filed with the SEC on October 11, 2005 (File No. 811-05595).

4. ACM Government Opportunities Fund, Inc. Semi-Annual Report for the period ended January 31, 2006 filed with the SEC on April 11, 2006 (File No. 811-05595).

                                   APPENDIX A

--------------------------------------------------------------------------------

                                  BOND RATINGS
-------------------------------------------------------------------------------

Moody's Investors Service, Inc.
-------------------------------

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa                  Bonds  which are rated Caa are of poor  standing.
                     Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating    When no rating has been  assigned  or where a rating
                     has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:
      ---------------------------------------------------------------------

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standards & Poor's Ratings Services

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C

                      Debt  rated  BB,  B,  CCC,  CC or C is  regarded
                      as having significant speculative characteristics. BB indicates the lowest degree of speculation and
                      C the highest.  While such debt  will   likely  have
                      some   quality   and   protective characteristics,
                      these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC Debt rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D                     The  D  rating,   unlike other  ratings,  is not
                      prospective; rather, it i s used only where a default has actually occurred.

Plus (+) or Minus (-) The ratings  from AA to CCC may be modified  by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR                    Not rated.

Fitch Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, D            Bonds  are  in  default  on  interest  and/or
                      principal  payments.  Such  bonds  are  extremely
                      speculative  and should be valued on the basis of
                      their  ultimate  recovery value in liquidation or
                      reorganization of the obligor. DDD represents the
                      highest  potential  for  recovery on these bonds,
                      and  D  represents   the  lowest   potential  for
                      recovery.

Plus (+) Minus (-)    Plus and minus  signs are used with a rating  symbol
                      to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR                    Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term   debt  rated  AAA  is  of  the  highest  credit  quality,   with
exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.


SK 00250 0132 674179 v5

                                     PART C

                                OTHER INFORMATION

Item 15.  Indemnification

It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (1) in response to Item 16, Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit
(2) in response to Item 16, Section 4 of the Registrant's Advisory Agreement filed as Exhibit (6) in response to Item 16, all as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

     "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--

          (a)  In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (2) "Corporation" includes any domestic or foreign
               predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3)  "Expenses" include attorney's fees.

               (4)  "Official capacity" means the following:

                    (i) When used with respect to a director, the office of director in the corporation; and

                    (ii) When used with respect to a person other than a
                         director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                    (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

          (b) (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                         1.   Was committed in bad faith; or

                         2.   Was the result of active and deliberate
                              dishonesty; or

                    (ii) The director actually received an improper personal
                         benefit in money, property, or services; or

                   (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2)  (i)  Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3)  (i)  The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                    (4) A corporation may not indemnify a director or advance
               expenses under this section for a proceeding brought by that director against the corporation, except:

                    (i) For a proceeding brought to enforce indemnification under this section; or

                    (ii) If the charter or bylaws of the corporation, a
                         resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

          (c)  A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

          (d)  Unless limited by the charter:

                    (1) A director who has been successful, on the merits or
               otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                    (ii) If it determines that the director is fairly and
                         reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
                         (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                    (3) A court of appropriate jurisdiction may be the same
               court in which the proceeding involving the director's liability took place.

                    (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                    (2)  Such determination shall be made:

                    (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                    (ii) By special legal counsel selected by the board or a
                         committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                    (iii) By the stockholders.

                    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                    (4) Shares held by directors who are parties to the
               proceeding may not be voted on the subject matter under this subsection.

                    (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                    (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                    (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (2) The undertaking required by subparagraph (ii) of
               paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                    (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection
               (e) of this section.

                    (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                    (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

          (i)  For purposes of this section:

                    (1) The corporation shall be deemed to have requested a
               director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                    (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                    (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

          (j)  Unless limited by the charter:

                    (1) An officer of the corporation shall be indemnified as
               and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                    (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                    (3) A corporation, in addition, may indemnify and advance
               expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

          (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                    (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                    (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

          (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Corporation's Charter reads as follows

     "(1) To the maximum extent permitted by the Maryland General Corporation Law as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan in one or more of such capacities against all expenses, liabilities and losses (including attorney's fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by him in connection with being such a director, officer or other person serving as described above; provided that nothing herein shall protect any director or officer of the Corporation against, any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or other persons may have or hereafter acquire. Any repeal or modification of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification based on events, omissions or proceedings prior thereto;

     (2) A director or officer of the Corporation, in his capacity as such director or officer, shall not be personally liable to the Corporation or its stockholders for monetary damages except for liability (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. If the Maryland General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer of the Corporation, then the liability of the director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Maryland General Corporation Law, as so amended. Any repeal or modification of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification based on events or omissions prior thereto."

Article IX of the Corporation's Bylaws reads as follows:

                                 Indemnification

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act.

The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Adviser and its employees are also indemnified by the Registrant under
Section 4 of the Registrant's Advisory Agreement:

4. We [the Registrant] shall expect of you, and you will give us the benefit or, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.


Item 16          Exhibits
(1)(a)    Articles of Incorporation of the Registrant (1)
(1)(b)    Articles of Amendment to the Articles of Incorporation dated
          August 14, 1987 (1)
(1)(c)    Articles of Amendment to the Articles of Incorporation dated April
          14, 1989 (1)
(2)(a)    Amended and Restated Bylaws (4)
  (3)     Not applicable
  (4)     Plan of Acquisition and Liquidation.(3)
  (5)     Not applicable
(6)(a) Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. (formerly Alliance Capital Management L.P.) (1)
(6)(b) Administration Agreement between the Registrant and Mitchell Hutchins Asset Management, Inc. (1)
  (7)     Not applicable
  (8)     Not applicable
(9)(a) Custodian Agreement between the Registrant and State Street Bank and Trust Company (1)
(9)(b)    Amendment to Custodian Agreement (1)
(9)(c)    Amendment to Custodian Agreement (2)
(9)(d)    Amendment to Custodian Agreement (2)
 (10)     Not applicable
 (11) Opinion of Seward & Kissel LLP as to the legality of the securities being registered (5)
 (12)     Opinion of Seward & Kissel LLP as to tax consequences (6)
 (13)(a) Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company (1)
 (13)(b) Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc., (formerly, Alliance Fund Services, Inc.) (2)
 (13)(c) Accounting Agency Agreement between the Registrant and State Street Bank and Trust Company (7)
 (13)(d)  Dividend Reinvestment and Cash Purchase Plan (1)
 (14) Consent of Ernst & Young LLP, independent auditors for ACM Government Opportunity Fund, Inc. and the Registrant (5)
 (15)     Not applicable
 (16)     Powers of Attorney (5)

----------
1. Incorporated by reference from Registrant's Registration Statement on Form N-14 (File Nos. 333-43514 and 811-5207) filed on August 11, 2000 and as updated in Registrant's 497 filing filed with the SEC on September 19, 2000.

2. Incorporated by reference from Registrant's Registration Statement on Form N-14 (File Nos. 333-43514 and 811-5207) filed on August 11, 2000.

3.   Filed herewith as Appendix E to Part A.

4. Incorporated by reference to Exhibit 77Q1 from Registrant's Form N-SAR filing (File No. 811-5207) filed on August 29, 2006.

5.   Filed herewith.

6.   To be filed by means of a Post-Effective Amendment hereto.

7.   See Exhibit (9)(a) - Custodian Agreement.


Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (17 CFR 230.145c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a copy of each tax opinion required to be filed as an exhibit to the Registration Statement by Item 16 (12) of Form N-14 under the Securities Act of 1933, as amended, by means of a post-effective amendment to the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 21st day of September, 2006.

                                                 ACM INCOME FUND, INC.

                                                 By: Marc O. Mayer*
                                                     ----------------
                                                     Marc O. Mayer
                                                     President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                        Title                   Date
    ---------                        -----                   ----

1.  Principal Executive Officer:

    Marc O. Mayer*                   President and Chief     September 21, 2006
                                     Executive Officer

2.  Principal Financial and
    Accounting Officer:

    /s/  Joseph J. Mantineo          Treasurer and           September 21, 2006
    ---------------------            Chief Financial
         Joseph J. Mantineo          Officer

3.  All Directors

    David H. Dievler*
    John H. Dobkin*
    Michael J. Downey*
    William H. Foulk, Jr.*
    D. James Guzy*
    Nancy P. Jacklin*
    Marc O. Mayer*
    Marshall C. Turner, Jr.*

*By: /s/ Andrew L. Gangolf                                   September 21, 2006
     ---------------------
         Andrew L. Gangolf
        (Attorney-in-fact)

                                Index to Exhibits
                                -----------------

Exhibit No.      Description of Exhibits

(11)             Opinion of Seward & Kissel LLP
(14)             Consent of Ernst & Young LLP
(16) Powers of Attorney - David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marc O. Mayer, and Marshall C. Turner, Jr.




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